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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Assertio Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ASSERTIO THERAPEUTICS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 7, 2019
1:00 p.m. Local Time

        The 2019 Annual Meeting of Stockholders (the Annual Meeting) of Assertio Therapeutics, Inc. (the Company) will be held on May 7, 2019 at 1:00 p.m. local time at 100 South Saunders Road, Suite 150, Lake Forest, Illinois 60045. The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To elect the eight directors named in the Proxy Statement to hold office until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified.

  2.
  To approve an increase in the number of shares available for issuance under the Company's Amended and Restated 2014 Omnibus Incentive Plan.

  3.
  To approve, on an advisory basis, the compensation of the Company's named executive officers.

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

  5.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 18, 2019 will be entitled to notice of, and to attend and vote at, the Annual Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company's headquarters for at least 10 days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ K. Amar Murugan K. Amar Murugan Secretary

Lake Forest, Illinois
April 8, 2019

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on May 7, 2019

        This Proxy Statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2018 will be available electronically at https://www.cstproxy.com/assertiotx/2019.

YOUR VOTE IS IMPORTANT!

        You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy by mail using the return envelope provided. Please see the instructions on the proxy or the voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

ASSERTIO THERAPEUTICS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
(224) 419-7106

PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 7, 2019
1:00 p.m. Local Time

        Assertio Therapeutics, Inc. (the Company) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Company's Board of Directors (the Board) for use at the Annual Meeting of Stockholders to be held on May 7, 2019, at 1:00 p.m. local time at 100 South Saunders Road, Suite 150, Lake Forest, Illinois 60045, and at any adjournments thereof (the Annual Meeting). The proxy materials (including our Annual Report on Form 10-K for fiscal year ended December 31, 2018) are being mailed to stockholders on or about April 8, 2019.

 GENERAL INFORMATION

Q:
Why am I receiving these materials?

A:
We have made these materials available to you in connection with our solicitation of proxies for use at the Annual Meeting to be held on May 7, 2019 at 1:00 p.m. local time, and at any adjournments or postponements thereof. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this Proxy Statement.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

•
The election to the Board of the eight nominees named in this Proxy Statement (Proposal No. 1);

•
Approval of an increase in the number of shares available for issuance under the Company's Amended and Restated 2014 Omnibus Incentive Plan (Proposal No. 2);

•
An advisory vote to approve the compensation paid to our named executive officers (Proposal No. 3); and

•
Ratification of the appointment of Ernst & Young LLP (E&Y) as our independent registered public accounting firm for 2019 (Proposal No. 4).

Q:
What are the Board's voting recommendations?

A:
The Board recommends that you vote your shares:

•
"FOR" each of the nominees to the Board (Proposal No. 1);

  •
  "FOR" an increase in the number of shares available for issuance under the Company's Amended and Restated 2014 Omnibus Incentive Plan (Proposal No. 2);

  •
  "FOR" the approval, on an advisory basis, of the compensation paid to our named executive officers (Proposal No. 3); and

  •
  "FOR" ratification of the appointment of E&Y as our independent registered public accounting firm for 2019 (Proposal No. 4).

Q:
Who is entitled to vote and how do I vote?

A:
Only holders of record of our common stock at the close of business on March 18, 2019 (the Record Date) are entitled to attend and to vote at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting. Stockholders do not have cumulative voting rights. As of the Record Date, there were 64,277,325 shares of common stock outstanding.

  To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Stockholders of record may submit their votes in person at the Annual Meeting with a proxy card or by mail, using the paper proxy card. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted "FOR" each of the nominees to the Board listed on the proxy card under Proposal 1 and "FOR" Proposals 2, 3 and 4. Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held in "street name"and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and we sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

Q:
What happens if other matters are raised at the Annual Meeting?

A:
The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Q:
What constitutes a quorum?

A:
A majority of the outstanding shares of our common stock as of the Record Date, present in person or by proxy and entitled to vote at the Annual Meeting, constitutes a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Q:
How is it determined whether a matter has been approved?

A:
Assuming a quorum is present, the approval of the matters specified in the Notice of Annual Meeting will be determined as follows:

•
For the election of directors, each nominee will be elected if the number of votes cast for their election exceeds the number of votes cast against their election; and

•
Each other matter requires the affirmative vote of a majority of the shares of our common stock, present in person or by proxy and entitled to vote at the Annual Meeting, for approval.

Q:
What are broker non-votes and abstentions?

A:
Broker non-votes occur when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote the shares. Abstentions occur when a stockholder who is present at the meeting, either in person or by proxy, affirmatively chooses not to vote on a proposal.

Q:
What effect does a broker non-vote or an abstention have?

A:
Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions will have no effect on the outcome of the election of directors because broker non-votes and abstentions are not counted as votes cast for purposes of this proposal. Abstentions will have the same effect as a vote against any of the other matters specified in the Notice of Annual Meeting because abstentions are considered shares entitled to vote on these proposals. Broker non-votes will have no effect on such matters because they are not considered shares entitled to vote on these proposals. In order to minimize the number of broker non-votes, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

Q:
Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K, which we are required to file with the SEC on or before the fourth business day following the Annual Meeting.

Q:
Who is paying for the cost of this proxy solicitation?

A:
The proxy card accompanying this Proxy Statement is solicited by the Board. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company has retained Innisfree M&A Incorporated (Innisfree), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay Innisfree customary fees in connection with such engagement, which the Company expects will be approximately $20,000 plus reasonable expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES

        The Bylaws of the Company provide for a Board consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is nine. Louis J. Lavigne, Jr., director since 2013, is retiring from the Board at the end of his current term and, therefore, will not stand for re-election at the Annual Meeting. In connection with Mr. Lavigne's retirement, effective as of the Annual Meeting, the Board has reduced the size of the Board from nine to eight directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. All of the nominees named below are presently directors of the Company.

        Each nominee, other than Ms. Mason and Mr. Galeota, was elected to his or her present term by the stockholders of the Company at the 2018 Annual Meeting of Stockholders. Ms. Mason was appointed to the Board to fill a vacant board seat on February 18, 2019. Mr. Galeota was appointed to the Board to fill a vacant board seat on March 30, 2019. James P. Fogarty and James L. Tyree were initially appointed to the Board pursuant to an Agreement dated October 17, 2016 with Starboard Value LP and certain of its affiliates (Starboard). William T. McKee was initially appointed to the Board pursuant to a Cooperation and Support Agreement dated March 28, 2017 with Starboard.

        The present term of each of the directors continues until the Annual Meeting and until his or her successor has been elected and qualified. In the event that any nominee is unable or unwilling to serve as a director or for good cause will not serve at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy (to the extent permitted under the SEC rules) or the Board may choose to decrease the size of the Board. The Board has no reason to believe that any of the persons named below who are nominees for election at the Annual Meeting will be unable or unwilling to serve as a director if elected.

        The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified.

        The Company's Certificate of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for monetary damages due to violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

        There are no family relationships among any of the Company's directors or executive officers.

        The name of and certain other information regarding each director nominee is set forth in the table below.

Name	Age	Principal Occupation	Director Since
James P. Fogarty	50	Chairman, the Board of Directors	2016
Karen A. Dawes	67	President, Knowledgeable Decisions, LLC	2008
James J. Galeota, Jr.	52	Former President and Chief Operating Officer, G&W Laboratories, Inc.	2019
Arthur J. Higgins	63	President and Chief Executive Officer, Assertio Therapeutics, Inc.	2017
Heather L. Mason	58	Retired Executive Vice President, Abbott Nutrition	2019
William T. McKee	57	Chief Executive Officer, MBJC Associates, LLC	2017
Peter D. Staple	67	Chairman of the Board of Directors, Corium, Inc.	2003
James L. Tyree	66	Managing Partner, Tyree & D'Angelo Partners	2016

        James P. Fogarty has served as a director of the Company since October 2016 and as Chairman of the Board since March 2017. From November 2011 to July 2015 Mr. Fogarty served as Chief Executive Officer and a director of Orchard Brands, a retail company. From 2009 until November 2010, Mr. Fogarty was President, Chief Executive Officer and Director of Charming Shoppes Inc. Prior to that he was Managing Director of Alvarez & Marsal, an independent global professional services firm, and from August 1994 served as President and Chief Operating Officer of Lehman Brothers Holdings subsequent to its Chapter 11 bankruptcy filing in April 2009. Prior to that he was President and CEO of American Italian Pasta Company, Chief Financial Officer of Levi Strauss & Co. and served as Senior Vice President and Chief Financial Officer of the Warnaco Group. Mr. Fogarty currently serves as a director, chairman of the compensation committee and member of the finance committee of Darden Restaurants, Inc. From 2011 through 2014 Mr. Fogarty served as a director of Regis Corporation. Mr. Fogarty is also a National Association of Corporate Directors Governance Fellow. The Board considered Mr. Fogarty's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Strategic Transactions; Business Planning; and Board and Board committee experience. Mr. Fogarty holds a B.A. from Williams College and a M.B.A. from the Leonard Stern School of Business at New York University.

        Karen A. Dawes has served as a director of the Company since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation's U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing, for Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations, for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Board considered Ms. Dawes' experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Board Chair experience; and Compensation Committee experience. Ms. Dawes currently serves as the chair of the board and chair of the nominating and corporate governance committee of Repligen Corporation, a publicly-held bioprocess company. She also serves as a member of the board and a member of the compensation and nominating and corporate governance committees of Medicines 360, Inc. Ms. Dawes holds a M.B.A. from Harvard University and a B.A. and M.A. from Simmons College.

        James J. Galeota, Jr. has served as a director of the Company since March 2019. Mr. Galeota served as the President and Chief Operating Officer of G&W Laboratories, Inc. from 2016 to 2019. From 1988 to 2016, Mr. Galeota served in many diverse positions at Merck & Co., Inc., where he served most recently as Chief Strategy and Business Development Officer and President, Emerging Businesses. From 2011 to 2014, he served as President, Hospital and Specialty Care at Merck, and from 2009 to 2011, he served as Senior Vice President of Global Human Health Strategy and Business Development. Mr. Galeota started his career in Merck's commercial organization, where he held various U.S. and global leadership positions and led numerous brands and key product launches across a variety of therapeutic areas. The Board considered Mr. Galeota's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; Business Development; Financial Expertise and Commercial Strategy. Mr. Galeota currently serves as a director of Melinta Therapeutics, Inc., a publicly-held pharmaceutical company. Mr. Galeota holds a B.S. in biology from Villanova University and is a graduate of Harvard Business School's Advanced Management Program.

        Arthur J. Higgins has served as President, Chief Executive Officer and a director of the Company since March 2017. Since 2010, he has served as a Senior Advisor to Blackstone Healthcare Partners, the dedicated healthcare team of The Blackstone Group, where he focused on product-based healthcare acquisitions. Prior to joining The Blackstone Group in 2010, Mr. Higgins served as Chair of the Board

Management of Bayer HealthCare AG., a developer and manufacturer of human and animal health care products, and Chairman of the Bayer HealthCare Executive Committee. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to joining Enzon, Mr. Higgins spent 14 years at Abbott Laboratories, most recently as President of the Pharmaceutical Products Division from 1998 to 2001. He is a past member of the Board of Directors of the Pharmaceutical Research Manufacturers of America (PhRMA), of the Council of the International Federation of Pharmaceutical Manufacturers and Association (IFPMA) and President of the European Federation of Pharmaceutical Industries and Associations (EFPIA). The Board considered Mr. Higgins' experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Commercial Strategy; Corporate Strategy; Corporate Leadership; and Board experience. Mr. Higgins is a director and member of the compensation committee and the safety, health and environment committee of Ecolab, Inc. He is also a director, chair of the compensation and management development committee and member of the quality, regulatory and technology committee of Zimmer Biomet Holdings, Inc. Mr. Higgins holds a B.S. from Strathclyde University, Scotland.

        Heather L. Mason has served as a director of the Company since February 2019. Ms. Mason is a former senior executive of Abbott Laboratories, having recently retired as Executive Vice President of Abbott Nutrition, a role she held since April 2015. From June 2014 to April 2015, Ms. Mason served as Executive Vice President, Global Commercial Operations, prior to which she served as Senior Vice President of Abbott Diabetes Care from May 2008 to June 2014. Ms. Mason joined Abbott in 1990 and held a number of positions in Abbott's U.S. pharmaceutical business, including oversight of Abbott's specialty pharmaceuticals, its diabetes/metabolics and oncology franchises and managed health care. Ms. Mason also served as Vice President, International Marketing, and Vice President, Latin American Operations, in Abbott's international pharmaceutical business. Prior to joining Abbott, Ms. Mason worked for Quaker Oats, FMC Corporation, and Commonwealth Edison. The Board considered Ms. Mason's experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; and Corporate Leadership. Ms. Mason holds a B.S.E. in Industrial Engineering from the University of Michigan and a M.B.A. from the University of Chicago.

        William T. McKee has served as a director of the Company since March 2017. He currently serves as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotech companies. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited, and the successor entity to Barr Pharmaceuticals, Inc., which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as a Director of International Operations and Vice President Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPA's, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee serves as a director and member of the audit and compensation committees of Agile Therapeutics, Inc., a publicly-held specialty biopharmaceutical company. The Board considered Mr. McKee's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management, Mergers and Acquisitions; Corporate Strategy; and Board and Board committee experience. Mr. McKee holds a B.S. from the University of Notre Dame.

        Peter D. Staple has served as a director of the Company since November 2003. Mr. Staple served as President and Chief Executive Officer and a director of Corium, Inc., a biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs from March 2008 to April 2019, and currently serves as Chairman of the Board of Directors of Corium. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.

        James L. Tyree has served as a director of the Company since October 2016. Since 2014 Mr. Tyree has served as co-founder and managing partner of Tyree & D'Angelo Partners, a private equity investment firm. Prior to founding Tyree & D'Angelo Partners, Mr. Tyree was President of Abbott Biotech Ventures, a subsidiary of Abbott Laboratories focused on investments in early stage pharmaceuticals and biologics. Prior to that Mr. Tyree held numerous executive positions at Abbott, including Executive Vice President Global Pharmaceuticals, Senior Vice President Global Nutrition, Corporate Vice President Pharmaceutical and Nutritional Products Group, Business Development and Divisional Vice President and General Manger, Japan. Prior to rejoining Abbott in 1997, Mr. Tyree was the President of SUGEN, Inc. and held management positions in Bristol-Myers Squibb, Pfizer, and Abbott. Mr. Tyree serves as a director and chairman of the compensation committee of ChemoCentryx, Inc. The Board considered Mr. Tyree's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Healthcare Acquisitions Corporate Management; Commercial Operations; Commercial Strategy; and Board and Board committee experience. Mr. Tyree holds a B.S. and a M.B.A. from Indiana University.

 CORPORATE GOVERNANCE

BOARD AND BOARD COMMITTEES

Board and Committee Meetings and Annual Meetings Attendance

        Our Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board and committee meetings and the annual meeting of stockholders. Each of the then current directors attended the 2018 Annual Meeting of Stockholders in person. The Board met 11 times during fiscal year 2018. In addition, the Audit Committee met eight times, the Compensation Committee met eight times, the Nominating and Corporate Governance Committee met five times and the Opioid Matter Oversight Committee met eight times. During fiscal year 2018, each then current member of the Board attended 75% or more of each of (i) the total number of Board meetings held during the period of such member's service and (ii) the total number of meetings of Committees on which such member served, during the period of such member's service.

Board Independence

        Our Corporate Governance Guidelines require that at least two-thirds of the Board be independent directors, as defined under the rules of the Nasdaq Global Market (Nasdaq). The Board has determined that each of Mmes. Dawes and Mason and Messrs. Fogarty, Galeota, McKee, Staple and Tyree is "independent" under the rules of Nasdaq. In addition, Mr. Lavigne was independent during the time he served on the Board during 2018. The Board has also determined that each member of the Audit Committee and the Compensation Committee meets the applicable independence requirements of the Nasdaq rules and SEC rules and regulations.

Board Leadership Structure

        Our Corporate Governance Guidelines provide that the roles of Chief Executive Officer and Chairman of the Board should be separate and that the Chairman of the Board should be an independent director. The Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his or her energy on operational issues, while the Chairman of the Board can focus on governance and other related issues, and enhances the independence of the Board. Currently, Mr. Fogarty, an independent non-employee director, serves as the Chairman of the Board and Mr. Higgins serves as a director and the Company's President and Chief Executive Officer. The Corporate Governance Guidelines adopted by the Board are posted on the Company's website at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents."

The Board's Role in Risk Oversight

        The Board oversees the establishment and maintenance of the Company's risk management processes. The Board's role in the Company's risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including commercial sales, clinical and medical affairs, regulatory matters, research and development, supply chain, human resources, finance, legal and compliance, information management and technology, environmental, social and governance matters and strategic and reputational matters. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these updates to enable it to understand the Company's risk profile and the Company's risk identification, risk management and risk mitigation strategies. When a Committee receives the update, the Chairman of the relevant Committee provides an update on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.

        The Board delegated primary responsibility for oversight of specific risks to its committees. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls, investment policy, tax planning, enterprise risk management, product and general liability insurance, compliance with applicable laws and regulations and related party transactions. The Audit Committee also discusses with management the Company's policies and practices regarding information management policies and procedures, information systems and related infrastructure and cybersecurity risk management and back-up policies, practices and infrastructure, including, to the extent related to the Company's financial reporting and accounting processes. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks relating to the Company's compensation plans, program and policies, benefit plans, succession planning and, corporate culture, as well as oversight of other risks associated with the Compensation Committee's responsibilities under its charter. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with matters overseen by the Nominating and Corporate Governance Committee, including director and officer insurance, corporate governance, director succession planning, insider trading, reputational risk, political and charitable contributions and environmental and social responsibility, to the extent such risk arises from these topics. The Opioid Matter Oversight Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risk exposures and risk management in connection with Company's historical commercialization of opioid drugs and governmental investigations, litigation or other proceedings that may relate thereto.

Board Committees

        The Board has established four standing committees: an Audit Committee; a Compensation Committee; a Nominating and Corporate Governance Committee; and an Opioid Matter Oversight Committee. Charters for the Company's Audit, Compensation, Nominating and Corporate Governance and Opioid Matter Oversight Committees are posted on the Company's website at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents."

        The members of each committee are appointed by the Board and serve until their successors are elected and qualified, unless they are earlier removed or resign. The Board has determined that the composition of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committees meet the requirements for independence under the applicable SEC rules and the listing standards of the Nasdaq applicable to each such committee. The table below indicates the current composition of each committee and the audit committee members determined by the Board to be "audit committee financial experts."

Committee	Committee Chair	Additional Committee Members	Audit Committee Financial Experts
Audit	William T. McKee	Karen A. Dawes	William T. McKee
		Louis J. Lavigne, Jr.(1)	Louis J. Lavigne, Jr.(1)
Peter D. Staple
Compensation	Louis J. Lavigne, Jr.(1)	Peter D. Staple	—
James L. Tyree
Nominating and Corporate Governance	James L. Tyree	Karen A. Dawes	—
William T. McKee
Opioid Matter Oversight	Peter D. Staple	James P. Fogarty	—
William T. McKee

(1)
Mr. Lavigne is retiring from the Board at the end of his current term and, therefore, will not stand for re-election at the Annual Meeting.

        Audit Committee.    The Audit Committee has sole responsibility for appointing and terminating the Company's independent registered public accounting firm. In addition, the Audit Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:

  •
  the qualifications and independence of our independent registered public accounting firm and internal auditing function;

  •
  financial statements and related disclosure matters;

  •
  internal audit, internal controls and corporate risk management;

  •
  investment policies, and tax planning and strategies;

  •
  finance organization and operations;

  •
  information technology and information management security, and related policies and practices;

  •
  compliance and related party transactions; and

  •
  other related matters.

        Compensation Committee.    The Compensation Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:

  •
  evaluating the performance of the Company against corporate goals and objectives relevant to executive management compensation approved by the Board;

  •
  in consultation with the Chairman of the Board, evaluating the CEO's performance in light of corporate goals and objectives and any individual goals and objectives;

  •
  evaluating the performance of members of executive management (other than the CEO) in light of the CEO's evaluation of their performance and the corporate and individual goals and objectives;

  •
  recommending to the Board for approval CEO compensation based on the Compensation Committee's evaluation;

  •
  reviewing and approving the compensation of executive management, other than the CEO, based on the Compensation Committee's evaluation;

  •
  executive compensation disclosure, including by reviewing and discussing the Compensation Discussion and Analysis (CD&A) with Company management and, based on such review and discussion, making a recommendation to the Board regarding whether to include the CD&A in the Company's proxy statement and/or Annual Report on Form 10-K;

  •
  overseeing, reviewing and approving inclusion of a compensation committee report in the Company's proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations);

  •
  compensation and benefit plans;

  •
  non-employee director compensation (including by reviewing periodically, and recommending to the Board for approval, the form and amount of compensation of non-employee directors of the Board for their service); and

  •
  risk oversight associated with the foregoing.

        Nominating and Corporate Governance Committee.    The primary responsibilities of the Nominating and Corporate Governance Committee are:

  •
  identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, or in the case of a vacancy on the Board, recommending an individual to fill such vacancy;

  •
  reviewing and recommending to the Board the appropriate organizational and board leadership structure;

  •
  reviewing the adequacy of our corporate governance principles on a regular basis;

  •
  developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

  •
  overseeing the Board's self-evaluation process, and providing the Board advice regarding Board succession;

  •
  recommending to the Board membership for each Board committee and any changes to the Board's committee structure as it deems advisable; and

  •
  providing oversight of the risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, insider trading, and reputational risk to the extent such risk arises from these topics.

        Opioid Matter Oversight Committee.    The primary responsibilities of the Opioid Matter Oversight Committee are:

  •
  discussing with management and reporting to the Board on risk exposures and risk management issues related to the opioid matters overseen by the Committee, including management's risk monitoring and mitigation activities; and

  •
  reviewing and making recommendations to the Board regarding corporate disclosures relating to opioid matters.

DIRECTOR NOMINATIONS

        The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.

        Criteria for Nomination to the Board of Directors; Process for Identifying and Evaluating Nominees.    Our Nominating and Corporate Governance Committee has adopted a Director Nomination Protocol (the Protocol) that, together with the Company's Bylaws, describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents," as Appendix A to the Nominating and Corporate Governance Committee charter. Under the Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of the Company's stockholders. Director candidates should be committed to the Company's core values (common purpose, integrity, teamwork, agility and accountability), and must strongly support the Company's core purpose, which is to enhance the lives of the patients, families, physicians, payors and providers it serves. They must also bring to the Board a deep and wide range of experience in the business world, and diverse problem-solving talents. The Board should represent an appropriate/relevant mix of skills, industry experience, backgrounds, ages and diversity (inclusive of race, gender and ethnicity). The Company is committed to actively seeking out highly qualified diverse candidates

(including women and minority candidates) to include in the pool from which Board nominees are chosen. Typically, Board members will be people who have demonstrated high achievement in business or another field, enabling them to provide strategic support and guidance for the Company. Particular areas of expertise sought include: corporate strategy and development; commercial sales and marketing; commercial operations and execution; corporate finance; financial and/or accounting expertise; organizational leadership, development and management; public company management and disclosure; and corporate risk assessment and management. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment.

        As part of the Nominating and Corporate Governance Committee's goal of building a diverse board, the Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen. The Nominating and Corporate Governance Committee assesses its effectiveness in achieving this goal as part of its annual assessment of the composition of the Board.

        In evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual's qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board's performance and ways in which such performance can be improved. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. The Company also will consider the candidate's independence under applicable Nasdaq listing standards and the Company's Corporate Governance Guidelines.

        The Nominating and Corporate Governance Committee will identify potential candidates to recommend to the full Board and a search firm may be engaged to identify additional candidates and assist with initial screening. If the Nominating and Corporate Governance Committee engages any such search firm, in furtherance of the Company's goals set forth under above, the Nominating and Corporate Governance Committee will request that the search firm actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool of potential candidates presented to the Nominating and Corporate Governance Committee. The Nominating and Governance Committee and the Chairman of the Board will perform the initial screening and review the credentials of all candidates to identify candidates that they feel are best qualified to serve. The Chairman of the Nominating and Governance Committee, working with the Chairman of the Board, will obtain background and reference information, as appropriate, for the candidates under consideration. The Nominating and Corporate Governance Committee will review all available information concerning the candidates' qualifications and, in conjunction with the Chairman of the Board, will identify the candidate(s) they feel are best qualified to serve on the Company's Board. The members of the Nominating and Governance Committee, the CEO, and the Chairman of the Board (or the Chairman of the Board's delegate from the Board) will meet with the leading candidates to further assess their qualifications and fitness, and to determine their interest in joining the Board. Following the meeting, the Board member participants and the Chairman of the Board will make a recommendation concerning the candidate to the Nominating and Governance Committee, which will consider whether to recommend the candidate to the full Board for election.

        Director Candidates Recommended by Stockholders.    The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The procedures that stockholders should use to nominate directors are provided in our Bylaws. For details, see "Stockholder Proposals" below. Stockholders should also provide such additional information as will allow the Nominating and Corporate Governance Committee to evaluate the candidate in light of the key principles listed above, including but not limited to information concerning the candidate's commitment to the Company's core values, personal and professional ethics, business experience and independence. The Nominating and Corporate Governance Committee may ask the candidate or the stockholder nominating the candidate to provide additional information at any time, and may conduct its own investigation of a candidate's background, as the Nominating and Governance Committee deems appropriate under the circumstances. There are no differences in the manner of evaluation if the nominee is recommended by a stockholder.

        Nominees to the Board of Directors for the Annual Meeting.    The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board. Each of the nominees listed in this Proxy Statement is a current director standing for re-election.

COMMUNICATIONS WITH DIRECTORS

        The Company believes that communication between the Board, stockholders and other interested stakeholders is an important part of the Company's corporate governance process. To this end, the Board has adopted Stockholder Communication Procedures that are available at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents" and that provide a process for stockholders to send communications to the Board, any individual director or the non-management directors as a group, through the Chairman. Communications may be sent in writing or by email to: James P. Fogarty, Chairman of the Board, Assertio Therapeutics, Inc., c/o General Counsel, 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, email: corpgov@assertiotx.com.

        The Corporate Secretary will act as agent for the independent Chairman in facilitating direct communications to the Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, "filter out" any direct communications from being presented to the independent Chairman without instruction from the independent Chairman, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the independent Chairman. The Corporate Secretary will send a reply to the sender of each communication acknowledging receipt of the communication.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Lavigne, Staple and Tyree served as members of the Company's Compensation Committee during 2018. None of the members of the Compensation Committee who served on the Compensation Committee during 2018 is, or has ever been, an officer or employee of the Company or any of its subsidiaries. None of these directors had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K (Certain Relationships and Related Transactions). No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Compensation Committee who served on the Compensation Committee during 2018 and any member of any other company's board of directors or compensation committee.

CODE OF ETHICS

        The Board has adopted a Code of Business Conduct and Ethics (Code of Ethics) that applies to all of the Company's employees, officers and directors, including its principal executive officer and its principal financial officer or persons performing similar functions. A copy of the Code of Ethics is available on the Company's website at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents" and any amendments to or waivers of the Code of Ethics will be posted to such website. We intend to disclose future amendments to certain provisions of the Code of Ethics, and any waivers of the Code of Ethics granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

        As a pharmaceutical company, we have identified the following environmental, social and governance matters, by category, as among the most important to our business.

  Environmental

  •
  We are committed to identifying and managing any environmental risks applicable to our business.

  •
  We have policies related to the proper handling of materials and chemicals.

  •
  We value our natural resources and seek to work with contractors who are aligned with these values.

  •
  Our product quality team oversees product safety, quality and compliance.

  Social

  •
  We encourage diversity and inclusiveness in our workforce.

  •
  We seek to employ talented individuals as employees and develop them to their fullest potential.

  •
  We seek to offer our employees highly competitive compensation and benefit packages to retain them for the long term.

  •
  We offer wellness programs that focus on the health, safety and welfare of our employees, including an injury and illness prevention plan.

  Governance

  •
  We are committed to maintaining a strong corporate governance program which we believe reflects best practices. The Board's Corporate Governance Guidelines (posted on the Company's website at www.assertiotx.com) address, among other matters, the Board's composition and structure, the Board's responsibilities, the Board's retirement policy, the Board's meeting procedures, the Board's role in leadership development and general committee matters.

  •
  We are committed to building a diverse Board and actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen.

  •
  We require our employees to act responsibly in compliance with applicable laws, rules and regulations and to conduct dealings with patients, medical professionals, and the Company's customers, suppliers and competitors fairly, honestly and with integrity.

  •
  We provide regular training to our employees that supports their ability to act responsibly in compliance with applicable laws and standards.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding ownership of the Company's common stock as of March 18, 2019 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Company's common stock, (b) each director and director nominee, (c) each named executive officer and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)		Number Subject to Convertible Securities Exercisable Within 60 days		Percentage of Common Stock(2)
BlackRock, Inc(3)	10,400,542		—		16.18%
The Vanguard Group(4)	6,422,594		—		9.99%
Renaissance Technologies LLC(5)	4,668,591		—		7.26%
Dimensional Fund Advisors LP(6)	3,948,514		—		6.14%
Armistice Capital LLC(7)	3,278,000		—		5.10%
Arthur J. Higgins	190,879	(8)	164,525	(9)	*
Daniel A. Peisert	21,356		39,861	(10)	*
Phillip B. Donenberg	—		—		*
August J. Moretti(11)	71,462		324,203	(12)	*
Stanley Bukofzer	5,000		25,370	(13)	*
Matthew M. Gosling(14)	—		324,500	(15)	*
Santosh J. Vetticaden, M.D.(16)	300		—		*
Karen A. Dawes	42,089		146,628	(17)	*
James P. Fogarty	35,962		47,168	(18)	*
James J. Galeota, Jr.	—		—		*
Louis J. Lavigne, Jr.(19)	27,046		96,628	(20)	*
Heather L. Mason	—		—		*
William T. McKee	9,512		51,575	(21)	*
Peter D. Staple	137,046		146,628	(22)	*
James L. Tyree	9,756		47,168	(23)	*
All current directors & executive officers as a group (11 persons)	478,646		765,551	(24)	1.91%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Assertio Therapeutics, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days of March 18, 2019. Percentage ownership is based on 64,277,325 shares of the Company's common stock outstanding as of March 18, 2019. Shares of common stock subject to stock options and restricted stock units vesting on or before May 17, 2019 (within 60 days of March 18, 2019) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
As reported on Schedule 13G filed with the SEC on January 24, 2019, BlackRock, Inc. beneficially owned 10,400,542 shares of our common stock as of December 31, 2018. Of such shares, BlackRock, Inc. has sole voting power with respect to 10,274,855 shares of our common stock and sole dispositive power with respect to 10,400,542 shares of our common stock. The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)
As reported on a Schedule 13G/A filed with the SEC on February 11, 2019, The Vanguard Group beneficially owned 6,422,594 shares of our common stock as of January 31, 2019. Of such shares, The Vanguard Group has (i) sole voting power with respect to 115,959 shares of common stock, (ii) sole dispositive power with respect to 6,309,154 shares of our common stock, (iii) shared voting power with respect to 3,261 shares of our common stock, and (iv) shared dispositive power with respect to 113,440 shares of our common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
As reported on a Schedule 13G filed by Renaissance Technologies LLC on February 12, 2019, Renaissance Technologies LLC beneficially owned 4,668,591 shares of our common stock as of February 2, 2018. Of such shares, Renaissance Technologies LLC has (i) sole voting power with respect to 4,493,041 shares of our common stock, (ii) sole dispositive power with respect to 4,493,041 shares of our common stock and (iii) shared dispositive power with respect to 175,550 shares of our common stock. The Schedule 13G was filed by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation. The address for both Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation is 800 Third Avenue, New York, New York 10022.

(6)
As reported on Schedule 13G filed with the SEC on February 8, 2019, Dimensional Fund Advisors LP beneficially owned 3,948,514 shares of our common stock as of December 31, 2018. Of such shares, Dimensional Fund Advisors LP has sole voting power with respect to 3,769,479 shares of our common stock and sole dispositive power with respect to 3,948,514 of our common stock. The address of the principal business office of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(7)
As reported on Schedule 13G/A filed with the SEC on February 14, 2019, Armistice Capital, LLC beneficially owned 3,278,000 shares of our common stock as of December 31, 2018. Of such shares, Armistice Capital, LLC has shared voting power with respect to 3,278,000 shares of our common stock and shared dispositive power with respect to 3,278,000 shares of our common stock. The Schedule 13G was filed by Armistice Capital, LLC, Armistice Capital Master Fund Ltd. and Steven Boyd. The address for Armistice Capital, LLC is 510 Madison Avenue, 22nd Floor, New York, New York 10022. The address for Armistice Capital Master Fund Ltd. is c/o dms Corporate Services Ltd., 20 Genesis Close, P.O. Box 314, Grand Cayman KY1-1104, Cayman Islands. The address for Steven Boyd is c/o Armistice Capital, LLC, 510 Madison Avenue, 22nd Floor, New York, New York 10022.

(8)
Includes 3,000 shares of common stock held by Mr. Higgins' children.

(9)
Includes 164,525 shares underlying stock options that are currently exercisable or exercisable within 60 days.

(10)
Includes 39,861 shares underlying stock options that are currently exercisable or exercisable within 60 days.

(11)
Mr. Moretti served as our Senior Vice President and Chief Financial Officer until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(12)
Includes 304,203 shares underlying stock options that are currently exercisable or exercisable within 60 days and 20,000 restricted stock units that are scheduled to vest within 60 days.

(13)
Includes 25,370 restricted stock units that are scheduled to vest within 60 days.

(14)
Mr. Gosling served as our Senior Vice President and General Counsel until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(15)
Includes 294,500 shares underlying stock options that are currently exercisable or exercisable within 60 days and 30,000 restricted stock units that are scheduled to vest within 60 days.

(16)
Dr. Vetticaden served as our Senior Vice President and Chief Medical Officer from October 2017 through April 30, 2018.

(17)
Includes 115,378 shares underlying stock options that are currently exercisable or exercisable within 60 days and 31,250 restricted stock units that are scheduled to vest within 60 days.

(18)
Includes 15,918 shares underlying stock options that are currently exercisable or exercisable within 60 days and 31,250 restricted stock units that are scheduled to vest within 60 days.

(19)
Mr. Lavigne is retiring from the Board at the end of his current term and, therefore, will not stand for re-election at the Annual Meeting.

(20)
Includes 65,378 shares underlying stock options that are currently exercisable or exercisable within 60 days and 31,250 restricted stock units that are scheduled to vest within 60 days.

(21)
Includes 20,325 shares underlying stock options that are currently exercisable or exercisable within 60 days and 31,250 restricted stock units that are scheduled to vest within 60 days.

(22)
Includes 115,378 shares underlying stock options that are currently exercisable or exercisable within 60 days and 31,250 restricted stock units that are scheduled to vest within 60 days.

(23)
Includes 15,918 shares underlying stock options that are currently exercisable or exercisable within 60 days and 31,250 restricted stock units that are scheduled to vest within 60 days.

(24)
Includes 552,681 shares underlying stock options that are currently exercisable or exercisable within 60 days and 212,870 restricted stock units that are scheduled to vest within 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Exchange Act and SEC rules, the Company's directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2018, all such SEC filings were filed on time, except for one report later made on Form 5 on behalf of each of our non-employee directors detailing the vesting of restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee of the Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. During fiscal year 2018, the Company did not engage, and does currently not propose to engage, in any transaction or series of transactions required to be disclosed by Item 404(a) of Regulation S-K in which the amount involved exceeded or exceeds $120,000 and in which any of the Company's directors or executive officers, any holder of more than 5% of any class of the Company's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to the Company in any amount in excess of $120,000 at any time.

EXECUTIVE OFFICERS

        The Company's executive officers are set forth in the table below. Biographical information for Mr. Higgins is set forth above under "Board of Directors and Director Nominees."

Name	Age	Position
Arthur J. Higgins	63	President and Chief Executive Officer
Daniel A. Peisert	44	Senior Vice President and Chief Financial Officer
Stanley Bukofzer	63	Senior Vice President and Chief Scientific and Technical Officer

        Daniel A. Peisert has served as our Senior Vice President and Chief Financial Officer since December 2018. Mr. Peisert previously served as our Senior Vice President, Business Development from August 2018 to November 2018 and our Vice President, Business Development from September 2017 to August 2018. Prior to Assertio, from October 2016 to September 2017, Mr. Peisert served as Vice President, US Legacy Pharmaceuticals for Concordia International Corp. where he had full P&L responsibility for the business unit. Prior to this, from March 2014 to October 2016, he was Vice President, Business Development for Concordia and was responsible for executing on the strategic M&A plan. From February 2012 to February 2014, Mr. Peisert served as a Research Analyst for Cupps Capital and from 2012 to 2013 he served as a Member of the Board of Directors and Secretary of SureGene LLC. From 2008 to 2012, Mr. Peisert was Director of Finance and Business Development for Marathon Pharmaceuticals, LLC a privately held specialty pharmaceutical company. Prior to entering the pharmaceutical industry, he was a healthcare equity analyst and portfolio manager for Magnetar Capital and UBS O'Connor and began his career as an auditor for PricewaterhouseCoopers. Mr. Peisert holds a B.S. in Business with an emphasis on Accounting from the University of Minnesota.

        Stanley Bukofzer has served as our Senior Vice President and Chief Scientific and Technical Officer since December 1, 2018, prior to which he served as our Senior Vice President, Chief Medical and Scientific Officer since April 2018. He brings over 20 years of medical and scientific executive leadership experience to this role. Prior to Assertio, from January 2016 to April 2018, Dr. Bukofzer served as Chief Medical Officer at Ocera Therapeutics, Inc., a clinical stage biopharmaceutical company focused on acute and chronic orphan liver diseases. Prior to this, from 2012 to 2015 Dr. Bukofzer served as Chief Medical Officer of Hospira, Inc., where he oversaw the strategic direction and technical leadership of the Medical function across the company's global device and pharmaceutical businesses. Prior to this, from 2007 to 2012 he held the role of Vice President of Scientific and Medical Affairs at Astellas Pharma where executed initiatives across the seven therapeutic areas of anti-infectives, dermatology, hematology, oncology, immunology, cardiovascular, and transplant. Prior to joining Astellas, over an 11 year span, Dr. Bukofzer held positions of increased responsibilities at Abbott Laboratories most recently serving as Division Vice President and Head of Global Medical Affairs where he oversaw the lifecycle management for Abbott's international brand and product lines responsible for over $2 billion in annual sales. At Abbott he also served as Global Venture Head of Infectious Diseases, Medical Director of Clinical Development of Abbott International, Associate Director of U.S. Clinical Research and Medical Director of Africa and South Africa. Prior to entering the pharmaceutical industry, Dr. Bukofzer spent 15 years in academic medicine and private practice. Dr. Bukofzer received his MBBCh and MMed degrees from the University of Witwatersrand in South Africa with accreditations in internal medicine, gastroenterology, and hepatology.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") outlines our 2018 executive compensation philosophy and objectives, describes the elements of our executive compensation program, and explains how the Compensation Committee (the "Committee") of the Board of Directors (the "Board") arrived at its compensation decisions for our 2018 named executive officers ("NEOs") listed below:

Current NEOs/Executive Officers	Title
Arthur J. Higgins	President and Chief Executive Officer ("CEO")
Daniel A. Peisert(1)	Senior Vice President and Chief Financial Officer ("CFO")
Stanley Bukofzer(2)	Senior Vice President and Chief Scientific and Technical Officer

(1)
Mr. Peisert commenced his role as Senior Vice President and CFO on December 1, 2018. Prior to his most recent appointment, Mr. Peisert was the VP, Business Development through August 2018 and Senior Vice President, Business Development from August 2018 through November 2018.

(2)
Mr. Bukofzer joined the Company in April 2018.

Former NEOs/Executive Officers	Title
Philip B. Donenberg(1)	Former Senior Vice President and Chief Financial Officer
August J. Moretti(2)	Former Senior Vice President and Chief Financial Officer
Matthew Gosling(3)	Former Senior Vice President and General Counsel
Santosh J. Vetticaden, M.D.(4)	Former Senior Vice President and Chief Medical Officer and Scientific Officer

(1)
Mr. Donenberg served as our Senior Vice President and Chief Financial Officer from July 16, 2018 through his retirement from the Company effective as of November 30, 2018.

(2)
Mr. Moretti served as our Senior Vice President and Chief Financial Officer until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(3)
Mr. Gosling served as our Senior Vice President and General Counsel until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(4)
Dr. Vetticaden served as our Senior Vice President and Chief Medical Officer and Scientific Officer from October 2017 through April 30, 2018.

Executive Summary

2018 Business Highlights

        As we look back on fiscal 2018, it is clear that Assertio Therapeutics ("Assertio" or "Company") continues to be a company focused on transformation. From our name change to our newly established mission to advance patient care in the core service areas of neurology, orphan and specialty medicines; the Company is committed to putting patients first and creating sustainable stockholder value. Indicative of the management team's primary focus on executing on our transformation and ensuring that it is supportive of long-term value creation for our stockholders, we note the following highlights for fiscal 2018:

  •
  Adjusted Non-GAAP EBITDA(1) of $154.0M, exceeded our initial fiscal 2018 guidance (issued February 2018) of $125 - $135M

  •
  Neurology Franchise Net Sales of $110.3M, below our initial fiscal 2018 guidance (issued February 2018) of $120 - $125M

(1)
A schedule reconciling Non-GAAP Adjusted EBITDA to net income is available in the Appendix to our Earnings Release filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2019.

  •
  Secured $97MM in non-dilutive cash funding from two transactions, including $20MM from PDL royalty transaction and $67MM from Purdue litigation settlement

  •
  Established new headquarters in Lake Forest, IL and reincorporated from California to Delaware

  •
  Executed and modified NUCYNTA® commercialization agreement with Collegium Pharmaceutical providing annual royalty payments through 2021

  •
  Amended existing licensing agreement for Cambia line extension

  •
  Commenced investigational new drug trial focused on using long acting cosyntropin to treat infantile spasms

  •
  Filed NDA for long acting cosyntropin in December 2018

2018 Stockholder Engagement and "Say on Pay" Results

        We value our stockholders' perspectives on our business and each year proactively interact with investors through numerous engagement activities. In 2018, these included our annual stockholder meeting, quarterly earnings calls, and various investor conferences and meetings.

        At the Company's annual meeting in May 2018, we received substantial support for our revised executive compensation program, with approximately 95% of the stockholders who voted on the "say on pay" proposal approving the compensation of our NEOs. The revised executive compensation program implemented in Q12018 and in place at the time of the 2018 stockholder vote increased the performance orientation of the Company's annual equity program by adopting an equity mix of 50% performance units based on the Company's relative TSR performance vs. the Russell 3000 Pharmaceuticals Index and 50% time-vested restricted stock for the CEO and his direct reports (prior mix used a combination of time-vested stock options and time-vested restricted stock). Based on the positive feedback we received from our major stockholders, in addition to the vote result in 2018, and our view that the compensation program is functioning properly, we did not make additional substantive changes following the 2018 stockholder meeting to our compensation philosophy or the overall structure of our program. We will continue to keep an open dialogue with our stockholders to ensure that we have a regular pulse on investor perspectives and have committed to holding an annual advisory vote on the compensation of our NEOs to ensure stockholder feedback is incorporated when formulating our compensation programs.

What Guides Our Program

Executive Compensation Philosophy

        At Assertio, we strive to align executive compensation with business results and stockholder interests. In this spirit, we offer a competitive compensation program that allows our NEOs to share in the Company's financial success when they deliver performance that helps achieve short and long-term corporate goals and increases in stockholder value. On an overall basis, target total compensation for our NEOs is calibrated to the market median of a blend of our peer group (as defined below) and size-appropriate survey data from the life sciences industry. Certain executives may be above or below market median depending on their individual experience level and the value of their role to the organization. In addition, the majority of compensation for all NEOs is in the form of variable compensation and therefore earned compensation can be above or below target depending on the Company and individual performance.

        Delivering on our strategic goals and creating value for stockholders requires a strong focus on attracting and retaining a talented senior management team. To that end, our executive compensation program is grounded in the following principles:

Attraction and Retention	Enable Company to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent.
Competitiveness

Provide total compensation opportunities levels that are competitive with those being offered to individuals holding comparable positions at other companies with which we compete for business and leadership talent.

Stockholder Alignment	Deliver majority of compensation through pay elements that are designed to create long-term value for our stockholders, as well as foster a culture of ownership.
Pay for Performance	Ensure a significant portion of an executive's total compensation is variable ("at risk") and dependent upon the attainment of certain specific and measurable business performance objectives.

Compensation Elements

        Our compensation philosophy is supported by the following principal pay elements:

Element	Primary Objectives
Base Salary (Cash)	• Attract and retain high-performing and experienced individuals
• Provide steady source of income
Annual Bonus (Cash)	• Motivate executives to achieve challenging short-term performance goals
• Align with annual corporate financial objectives and individual objectives
Long-Term Incentives (RSUs and PSUs)	• Align executives' interests with those of stockholders by using both time-vested and performance-vested equity vehicles
• Align with long-term business strategy
• Retain executive talent through multi-year vesting schedules
• Motivate sustainable performance that creates long-term value for stockholders

        The following charts illustrate that a majority of NEO annual Target Total Direct Compensation ("TDC") is variable and performance-based.

Compensation Governance Practices and Policies

        The Compensation Committee has adopted the following practices and policies reflecting what it believes to be a best practices approach to executive compensation.

What We Do	What We Don't Do
☑ Heavy emphasis on variable compensation	☒ No employment agreements
☑ 50% of annual long-term incentives vest based on relative total shareholder return performance	☒ No "single trigger" change-in-control cash payments or equity acceleration
☑ Capped incentive opportunities and one-year minimum vesting on all equity awards	☒ No tax gross ups
☑ Stock ownership guidelines for executives and non-employee directors	☒ No equity compensation plans with evergreen provisions
☑ Incentive Repayment (Clawback) Policy	☒ No option backdating or repricing
☑ Independent compensation consultant	☒ No short-selling, hedging or pledging
☑ Annual risk assessments and Say on Pay vote	☒ No special perquisites or executive pensions

The Decision-Making Process

        The Compensation Committee oversees the executive compensation program for our NEOs. While the Compensation Committee takes decisions regarding the NEOs (other than the CEO), it recommends CEO compensation levels and structure to the full Board for final approval. The Committee works closely with its independent consultant and management to examine the effectiveness of the Company's executive compensation program throughout the year.

        The Role of the Committee.    The Compensation Committee ensures that the executive compensation program supports the Company's business goals and aligns with stockholder interests. The Compensation Committee annually reviews NEO compensation levels by considering various factors, including:

  •
  The relative importance of each NEO's role and responsibilities

  •
  How the NEO has performed relative to these roles and responsibilities

  •
  Compensation practices of Peer Group companies

  •
  Overall company performance

  •
  Succession considerations

        The Role of Management.    Our CEO makes recommendations to the Compensation Committee regarding compensation for the executive officers other than himself. No member of management participates in discussions with the Compensation Committee regarding his or her own compensation.

        The Role of the Independent Consultant.    The Compensation Committee retained Pearl Meyer & Partners, LLC ("Pearl Meyer"), a compensation consulting firm, to assist us in evaluating the elements and levels of our executive compensation, including base salaries, annual cash incentive awards and equity-based incentives for our executive officers. Prior to Pearl Meyer's appointment in August 2018, the Compensation Committee engaged Aon Hewitt, Radford. Both firms were determined to be independent from management and their respective work has not raised any conflicts of interest. As in past years, the Company's independent compensation consultant reports directly to the Compensation Committee and the Compensation Committee has the sole authority to approve the independent consultant's compensation and may terminate the relationship at any time.

        During 2018, Pearl Meyer advised the Committee on a variety of topics, including the formation of a compensation peer group and competitive market assessment, the review of our executive and non-employee director compensation philosophy and the structure of short- and long-term incentive programs, and assisted with our compensation risk assessment.

        Peer Group.    The Compensation Committee believes it is important to understand current trends in compensation practices and pay levels for companies that are comparable to Assertio. Together with its independent consultant and with input from management, the Compensation Committee developed a compensation Peer Group of 13 companies as reference for 2018 pay actions. Companies chosen were comparable to Assertio's size (as defined by revenue, market capitalization and adjusted EBITDA) at the time of selection.

        In helping to set compensation levels for 2018, the Compensation Committee used the following Peer Group:

Acorda Therapeutics	Halozyme Therapeutics	Nektar Therapeutics
Akorn	Horizon Pharma	Pacira Pharmaceuticals
AMAG Pharmaceuticals	Impax Laboratories	Supernus Pharmaceuticals
Amphastar Pharmaceuticals	Ionis Pharmaceuticals
Emergent BioSolutions	Medicines Company

        Upon Pearl Meyer's appointment (August 2018) as the Committee's independent consultant, the peer group was revisited, and it was determined that the peer group should be adjusted to better reflect Assertio's current size. To select Assertio's forward-looking peer group, Pearl Meyer reviewed industry-specific companies focused of comparable revenue, market capitalization, EBITDA performance and margin. Companies were removed from the current peer group that were significantly larger than Assertio and/or did not reflect a similar business profile. Companies selected for the forward-looking peer group generally have revenues 1/4x to 3x and enterprise value of 1/5x - 4x of Assertio. At the time of selection, Assertio was positioned between the 50th and 75th percentiles on revenue, at the 40th percentile on enterprise value and within the top quartile on EBITDA and EBITDA margin performance of the newly selected peers. Additionally, of particular interest was increasing the number of companies that operated within the specialty pharmaceutical area of the industry. The listing below reflects the Company's revised peer group which was used to establish pay levels for 2019:

Acorda Therapeutics*	Aquestive Therapeutics	Halozyme Therapeutics*
Akorn*	BioDelivery Sciences International	Innoviva
AMAG Pharmaceuticals*	Collegium Pharmaceutical	Ironwood Pharmaceuticals
Amphastar Pharmaceuticals*	Concordia International	Pacira Pharmaceuticals*
ANI Pharmaceuticals	Eagle Pharmaceuticals	Supernus Pharmaceuticals*

*
2018 peer

        The Compensation Committee does not rely solely on data from the Peer Group in establishing compensation levels and practices. Among other factors, as highlighted above and detailed below, the Compensation Committee may consider industry-specific survey compensation data based on companies of similar size to Assertio.

2018 Executive Compensation Program in Detail

Base Salary

        Base salary is the only fixed component of NEO cash compensation. An NEO's base salary is related to the individual's level of responsibility and provides them with a level of cash income predictability and stability with respect to a portion of their total compensation. The Compensation Committee believes that base salaries for executives should reflect competitive levels of pay and factors unique to each executive such as experience and breadth of responsibilities, performance, individual skill set, time in the role and internal pay parity. Base salaries are reviewed annually or at other times when appropriate (i.e., promotions, changes in job scope and/or responsibilities, etc.) and may be increased from time to time pursuant to such review. In 2018, Mr. Peisert's base salary was increased to reflect his successive promotions: increase from $300,000 to $340,000 upon appointment to SVP, Business Development in August 2018 and an increase to $390,000 upon appointment to SVP, CFO in December 2018. Both Mr. Higgins and Mr. Bukofzer's base salaries remain unchanged in 2018. The following table reflects the base salaries of our NEOs as of December 31, 2018.

Named Executive Officer	NEO Status	Base Salary as of December 31, 2017	Base Salary as of December 31, 2018	% Increase
Arthur J. Higgins, President & CEO	Current NEO	$800,000	$800,000	0%
Daniel A. Peisert, SVP & CFO	Current NEO	$300,000	$390,000	30%
Stanley Bukofzer, SVP & Chief Scientific and Technical Officer	Current NEO	N/A (hired 04/2018)	$500,016	N/A

Named Executive Officer	NEO Status	Base Salary as of December 31, 2017	Base Salary as of December 31, 2018	% Increase
Philip B. Donenberg, SVP & CFO(1)	Former NEO	N/A (hired 07/2018)	$425,016	N/A
August J. Moretti, SVP & CFO(1)	Former NEO	$438,048	$438,048	0%
Matthew Gosling, SVP & General Counsel(1)	Former NEO	$494,000	$494,000	0%
Santosh J. Vetticaden, M.D., SVP & Chief Medical Officer & Chief Scientific Officer(1)	Former NEO	$475,008	$475,008	0%

(1)
Former executives were no longer NEOs as of the following dates: Mr. Donenberg (November 30, 2018), Mr. Moretti (June 30, 2018), Mr. Gosling (June 30, 2018) and Dr. Vetticaden (April 30, 2018). Note, both Messrs. Moretti and Gosling had consulting agreements that extended through the balance of 2018.

        For 2019, Mr. Peisert's base salary was increased to $409,500 (5% increase) while Messrs. Higgins and Bukofzer remain unchanged.

Annual Cash Bonus Opportunity

        To tie a significant portion of their annual cash compensation to actual performance, each NEO is eligible for a cash bonus award under our annual bonus plan, based on the achievement of our financial goals for the Company and each executive's individual business process goals.

        A target annual bonus opportunity is established annually and may be adjusted from time to time by the Compensation Committee in connection with an NEO's promotion or performance. The table below shows the 2018 target annual cash bonus opportunities for each of the NEOs. Note, for 2019, target bonus opportunity (as % of salary) was held constant at current levels.

NEO	NEO Status	Target Bonus Opportunity (as a % of Salary)
Arthur J. Higgins	Current NEO	100% 30% (01/01/18 - 08/15/18) 40% (08/16/18 - 11/30/18) 50% (12/1/18 - 12/31/18)
Daniel A. Peisert	Current NEO	Wtd. Avg. = 34.6%
Stanley Bukofzer	Current NEO	50%

NEO	NEO Status	Target Bonus Opportunity (as a % of Salary)
Philip B. Donenberg	Former NEO	50%
August J. Moretti	Former NEO	50%
Matthew Gosling	Former NEO	50%
Santosh J. Vetticaden	Former NEO	50%

        2018 Performance Measures.    Our annual bonus plan pays out to participants based on levels of performance against corporate financial metrics (70%; split 50% Adjusted EBITDA and 20% Neurology Net Sales) and individually determined business process goals (30%) established by the Compensation Committee. The combination of corporate financial metrics and individual-specific business process goals ensure that we have the right balance between accountability to annual corporate goals and supporting our business strategy transformation. To guarantee individuals have the proper line-of-sight, the business process goals vary depending upon the role and responsibility of the NEO. A detailed description of the 2018 MIP metrics and the calculation of the actual amounts paid to each of our NEOs are provided below.

        We use Adjusted Non-GAAP EBITDA ("Adjusted EBITDA") as the primary performance measure because it provides a reliable indicator of the strength of our overall financial results. Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, as further adjusted to exclude certain non-cash, nonrecurring and other adjustment items. A schedule reconciling Adjusted EBITDA to net income is available in the Appendix to our 2018 Earnings Release filed on Form 8-K. Additionally, we focus on net sales derived from our Neurology portfolio (Gralise, Cambia and Zipsor) in support of the Growth-focused Pillar within our overall business strategy (Maintain, Grow and Build). Performance and associated payout levels for each corporate metric are provided below:

Adjusted EBITDA (50% of Overall Bonus Payout)			Neurology Net Sales (20% of Overall Bonus Payout)
Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result
Less than $122.5M	0%		Less than $113.5M	0%
$122.5M (94% of Target)	50%	$154.0MM	$113.5M (92% of Target)	50%	$110.3MM
$130M (100% of Target)	100%	(150% Payout)	$123.5M (100% of Target)	100%	(0% Payout)
$137.5M (106% of Target)	150%		$133.5M (108% of Target)	150%

*
Payouts are interpolated on a straight-line basis if actual achievement levels are between threshold, target or maximum performance levels.

        Following the completion of the fiscal year, the Compensation Committee assesses the Company's performance relative to the corporate financial metrics, and applies a "corporate payout multiplier"

based on that performance. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. The Board makes the final determination of the corporate payout multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive's total bonus payout is 70%.

        With respect to each NEO's individually-determined business process goals (30% of overall bonus payout), the Compensation Committee assesses performance relative to the pre-determined goals and weightings and applies an "individual business process payout multiplier" based on that assessment. Note, individually-determined business process goals payout percentages can range between 0-100%. There is no upside payout for overachievement. For 2018, the individual metrics, by current NEO were as follows:

Current NEO	Individual Business Process Goals (30% Weighting)
Arthur J. Higgins	• Cosyntropin NDA-related goals
• Business development
• Debt refinancing
• Organization building through transformation
• Positive resolutions of opioid-related litigation and investigations
Daniel A. Peisert	• Business development
• Organization building through transformation
• Increase cash flow
Stanley Bukofzer	• Cosyntropin NDA-related goals
• Navigate PREA (Pediatric Research Equity Act) commitments
• Drug Safety
• Organization building through transformation

        Actual bonus payouts are then determined by calculating the weighted average performance score (combination of corporate goals and individual business process goals) by individual and applying that score to an NEO's target bonus. As a result of Mr. Peisert's successive promotions in 2018, a weighted-average target bonus opportunity was calculated based on his time in each role and each role's respective target bonus opportunity. The following table sets forth our actual payout percentage achieved and illustrates the calculation of the annual cash incentive awards payable to our NEOs under the 2018 bonus plan in light of these performance results.

NEO	NEO Status	2018 Base Salary	Target Bonus %	Corporate Payout Multiplier (70%)	Indiv. Business Process Payout Multiplier (30%)	2018 Bonus Payout (% of Target)	2018 Bonus Payout
Arthur J. Higgins	Current NEO	$800,000	100%	107.1%	64.6%	94.3%	$754,752
Daniel A. Peisert	Current NEO	$300,000	34.6%	107.1%	92.7%	102.0%	$114,722
		(01/01/18 - 08/15/18)	(Wtd. Avg.)
		$340,000
		(08/16/18 - 11/30/18)
		$390,000
		(12/1/18 - 12/31/18)
Stanley Bukofzer	Current NEO	$500,016	50%	107.1%	98.0%	104.3%	$260,873

NEO	NEO Status	2018 Base Salary	Target Bonus %	Corporate Payout Multiplier (70%)	Indiv. Business Process Payout Multiplier (30%)	2018 Bonus Payout (% of Target)	2018 Bonus Payout
Philip B. Donenberg	Former NEO	$425,016	50%	—	—	—	—
August J. Moretti	Former NEO	$438,048	50%	—	—	—	—
Matthew Gosling	Former NEO	$494,000	50%	—	—	—	—
Santosh J. Vetticaden	Former NEO	$475,008	50%	—	—	—	—

Long-Term Equity Incentive Awards

        The Compensation Committee has historically granted stock options and restricted stock units (RSUs) to executive officers to motivate them to drive the achievement of corporate objectives, to aid in their retention, and to align their interests with those of the Company's stockholders by providing executives with an equity stake. In 2018, the Company implemented a new equity award plan for the Chief Executive Officer, Senior Vice Presidents and select Vice Presidents who report to the Chief Executive Officer. Under the new plan, the Compensation Committee grants performance-vested stock units (PSUs) and time-vested RSUs. Targeted annual grant value is split 50% PSUs and 50% RSUs to more closely align our executives to the long-term interests of our stockholders. The RSUs granted by the Company vest in three equal installments over three years. The PSUs granted by the Company vest in three equal installments, with performance measured based on Relative Total Stockholder Return (TSR) against the Russell 3000 Pharmaceuticals Total Return Index. Performance is measured over a one, two and three year period relative to 2017, each accounting for one third of the target award. In the final year of the three-year performance period, there is an ability to "catch up" on any payouts not earned in the first two tranches up to an overall maximum payout of 200%. To determine how much of the PSU portion of the annual grant will ultimately vest, the Compensation Committee adopted the following schedule:

Relative TSR Percentile	Cumulative Vested %
90th or greater	200%
75th	150%
50th	100%
25th	50%
Below 25th	0%

        The Compensation Committee determines the size of a particular equity award based on a holistic assessment of a number of factors, including competitive market levels, the executive's past performance and future potential, the Company's performance relative to corporate objectives, and recent growth or decline in stockholder value. Annual grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which the annual grants are made is set in advance and is not coordinated with the release of information concerning the Company's business. The target grant amounts were approved by the Compensation Committee and the number of PSUs and RSUs were determined using a 10-day average stock price preceding the date of grant. Target value for annual equity award grants made in 2018 for each NEO are shown below:

NEO	NEO Status	PSUs (50%)	RSUs (50%)
Arthur J. Higgins	Current NEO	$1,280,000	$1,280,000
Daniel A. Peisert(1)	Current NEO	$150,000	$150,000
Stanley Bukofzer(2)	Current NEO	$600,000	$600,000

(1)
In addition to the annual grant indicated above, Mr. Peisert also received the following promotional grants: 5,442 RSUs on 09/24/18 following promotion to SVP, Business Development and 25,076 RSUs on 12/1/18 following promotion to SVP & CFO.

(2)
Mr. Bukofzer joined the Company in April 2018 and his 2018 equity grant represented a new hire equity award consistent with the Company's practice for all new hires.

NEO	NEO Status	PSUs (50%)	RSUs (50%)
Philip B. Donenberg(1)	Former NEO	2018 grant was forfeited upon retirement on 11/30/18
August J. Moretti	Former NEO	No 2018 grant
Matthew Gosling	Former NEO	No 2018 grant
Santosh J. Vetticaden(1)	Former NEO	2018 grant was forfeited upon resignation on 04/30/18

(1)
Grant amounts listed in the Grants of Plan-Based Awards table below.

        For 2019, the Compensation Committee and in the case of the CEO, the Board, approved the following equity grants. Similar to the 2018 grants, the number of PSUs and RSUs awarded are determined by the 10-day average stock price preceding the date of grant.

NEO	NEO Status	PSUs (50%)	RSUs (50%)
Arthur J. Higgins	Current NEO	$1,280,000	$1,280,000
Daniel A. Peisert	Current NEO	$362,500	$362,500
Stanley Bukofzer	Current NEO	$362,500	$362,500

Other Compensation Practices and Policies that Align Our NEOs to Our Stockholders

Stock Ownership Policy

        To align the interests of our management and directors with those of our stockholders, the Board of Directors concluded that our NEOs and non-employee directors should have a significant financial stake in the Company's stock. To further that goal, we implemented stock ownership guidelines (the "Guidelines") in 2017. The NEOs will be required to hold a specific level of equity ownership as outlined below:

        Executives:    The Guidelines apply to the NEOs in two tiers. The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive's annual base salary rate of January 1st of the year are as follows:

Tier	Covered Executives	Multiple of Salary
Tier One	Chief Executive Officer	4x Salary
Tier Two	Other NEOs	2x Salary

        The shares counted toward these ownership requirements includes shares owned outright, unvested restricted stock and vested performance stock units.

        Non-Employee Directors:    Our directors are required to maintain a stock ownership level that is equal to three times their annual Board cash retainers.

        Both NEOs and non-employee director have the later of five years from commencement of their service or December 31, 2021 to meet their respective guidelines. As of January 1, 2019, all of our NEOs and all non-employee directors are in compliance with achieving the Guidelines within the aforementioned timeframe.

Clawback Policy

        Under our clawback policy, if our Board of Directors reasonably determines there has been a material restatement due to material noncompliance with financial reporting requirements under the securities laws, the Board will review all incentive payments that were made to executive officers and all equity awards granted to executive officers on the basis of having met or exceeded specified performance targets in payments or awards made during the three (3) full fiscal years prior to the filing of the Current Report on Form 8-K or other SEC filing announcing the restatement. If such payments and/or awards would have been lower had they been calculated based on such restated results, the Board will, to the extent permitted by governing law, seek to recoup for the benefit of the Company such payments to and/or equity awards held by executive officers who are found personally responsible for the material restatement, as reasonably determined by the Board, by requiring such executive officers to pay such amount(s) to the Company, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.

        In addition, in the event that the Board reasonably determines that an executive officer (i) has materially violated the Company's Code of Conduct by directing, participating or engaging in corrupt business practices, including fraud, resulting or likely to result in substantial and material damage to the Company or its subsidiaries or (ii) engaged in misconduct in the performance of the executive officer's duties to the Company resulting or likely to result in the creation or perpetuation of a hostile work environment, the Board may, to the extent permitted by governing law, seek to recoup for the benefit of the Company all incentive payments that were made to the executive officer and all equity awards granted to the executive officer (1) after the date on which such conduct occurred or commenced or (2) within the twelve (12) months preceding such date, in each case, by requiring such executive officer to pay such amount(s) to the Company, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.

        For fiscal 2018, the Board determined it did not require any recoupment of any incentive payments or equity compensation.

Insider Trading Policy

        The Company's Insider Trading Policy covers all Company officers, employees, directors and designated consultants. All trading transactions are required to be pre-cleared by the Company's General Counsel. Specifically, the Company's policy prohibits the following:

  •
  Speculative trading such as short sales, "sale against the box" or any equivalent transactions

  •
  Hedging transactions such as "cashless" collars, forward sales, equity swaps and other similar instruments

  •
  Pledging shares

  •
  Purchasing stock "on margin"

  •
  Trading during black-out periods

Other Benefits

        Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance and 401(k) plan, in each case on substantially the same basis as other employees, subject to applicable law. The Company also provides vacation and other paid holidays to all employees, including executive officers, all of which the Company believes to be comparable to those provided at peer companies.

Risk Management and Mitigation of Compensation Policies and Practices

        The Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors, and reviewed these items with its independent consultant, Pearl Meyer. In addition, our Compensation Committee asked Pearl Meyer to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.

        For the foregoing reasons, the Compensation Committee has concluded that the programs by which our executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize our executives to act in a manner that prudently manages enterprise risk.

Severance and Transition Agreements

        Severance and transition arrangements entered into in 2018 with the Company's executive officers are described under "Potential Payments upon Termination or Change in Control."

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Company management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Submitted by the Compensation Committee of the Board of Directors:
Louis J. Lavigne, Jr., Chair Peter D. Staple James L. Tyree

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for fiscal years 2018, 2017 and 2016, as applicable, as determined in accordance with applicable SEC rules.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(7)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)(8)	All Other Compensation ($)(9)	Total ($)
Arthur J. Higgins	2018	800,000	—	3,159,936	—	754,752	69,339	4,784,027
President and Chief	2017	612,308	—	2,349,994	1,748,923	—	55,312	4,766,537
Executive Officer
Daniel A. Peisert(1)	2018	319,167	—	498,246	—	114,722	23,263	955,398
Senior Vice President and Chief Financial Officer
Phillip B. Donenberg(2)	2018	159,381	—	1,843,498	—	—	17,109	2,019,988
Former Senior Vice President and Chief Financial Officer
August J. Moretti(3)	2018	307,429	346,016	—	—	—	548,688	1,202,133
Former Senior Vice	2017	435,873	—	895,070	395,102	—	6,612	1,732,657
President and Chief	2016	418,820	—	602,625	591,491	183,042	9,481	1,805,459
Financial Officer
Stanley Bukofzer(4)	2018	375,012	—	1,556,773	—	260,873	6,054	2,198,712
Senior Vice President and Chief Scientific and Technical Officer
Matthew M. Gosling(5)	2018	247,000	323,500	—	—	—	564,502	1,135,022
Former Senior Vice	2017	490,833	—	1,385,330	634,204	—	6,482	2,516,849
President and General	2016	470,833	—	642,800	639,450	233,670	8,238	1,994,991
Counsel
Santosh J. Vetticaden, M.D.(6)	2018	158,336	—	621,184	—	—	307,389	1,086,909
Former Senior Vice	2017	98,960	—	269,825	265,780	—	52,194	686,759
President and Chief Medical Officer

(1)
Mr. Peisert commenced his role as Senior Vice President and Chief Financial Officer on December 1, 2018. Amounts paid to Mr. Peisert in this table reflect compensation paid to Mr. Peisert throughout 2018 in his previous roles as Vice President Business Development until August 2018 and as Senior Vice President, Business Development from August 2018 through November 2018.

(2)
Mr. Donenberg served as our Senior Vice President and Chief Financial Officer from July 16, 2018 through his retirement from the Company effective as of November 30, 2018.

(3)
Mr. Moretti served as our Senior Vice President and Chief Financial Officer until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(4)
Mr. Bukofzer commenced employment with the Company on April 2, 2018.

(5)
Mr. Gosling served as our Senior Vice President and General Counsel until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(6)
Dr. Vetticaden served as our Senior Vice President and Chief Medical Officer from October 2017 through April 30, 2018.

(7)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options, restricted stock units and performance unit awards determined in accordance with Financial Accounting Standards Board ("FASB")

  Accounting Standards Codification ("ASC") Topic 718. The assumptions made in the valuation reflected in these columns are set forth in the following notes to the Company's Consolidated Financial Statements:

For Stock and Option Awards Granted in Fiscal Year	Consolidated Financial Statements	Included with Form 10-K Filed:	Note
2018	December 31, 2018	March 11, 2019	13
2017	December 31, 2017	March 1, 2018	11
2016	December 31, 2016	February 24, 2017	11

  The Company first granted performance unit awards during 2018. For these awards, the Company assumed that these awards would pay out at the targeted number of shares, and the grant date fair values set forth in the Stock Awards column for the applicable named executive officer reflects this assumption. Assuming maximum performance is achieved, the grant date value of the performance unit awards would be as follows:

	Value of Performance Unit Awards at Target	Value of Performance Unit Awards Assuming Maximum Performance
Arthur J. Higgins	$1,879,488	$3,758,976
Daniel A. Peisert	$201,804	$403,608
Phillip B. Donenberg	$1,131,376	$2,262,752
August J. Moretti	$—	$—
Stanley Bukofzer	$954,948	$1,909,896
Matthew M. Gosling	$—	$—
Santosh J. Vetticaden, M.D.	$369,472	$738,944
(8)
Reflects amounts paid to each named executive officer pursuant to the Company's annual cash bonus plan (as further described under "Compensation Discussion and Analysis") which pays out to participants based on levels of performance against corporate financial metrics and individually determined business process goals.

(9)
For Mr. Higgins, amounts reflect relocation costs ($62,960), Company 401(k) match and life insurance premiums. For Mr. Peisert, amounts reflect retention payments, Company 401(k) match and life insurance premiums. For Mr. Donenberg, amounts reflect life insurance premiums and accrued but unused vacation pay. For Mr. Moretti, amounts reflect life insurance premiums, accrued but unused vacation pay and severance payments made upon separation of employment with the Company. For Dr. Bukofzer, amounts reflect Company 401(k) match and life insurance premiums. For Mr. Gosling, amounts reflect life insurance premiums, accrued but unused vacation pay and severance payments made upon separation of employment with the Company. For Dr. Vetticaden, amounts reflect life insurance premiums, accrued but unused vacation pay, retention payments and severance payments made upon separation of employment with the Company. The Company provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

GRANTS OF PLAN-BASED AWARDS

        The following table sets forth information regarding grants of stock awards made to the named executive officers during fiscal year 2018 and potential fiscal year 2018 target payouts under the Company's Annual Bonus Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards— Target ($)(1)
				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Units (#)(2)
Name	Grant Date	Award Type		Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)		Grant Date Fair Value of Stock Awards ($)(3)
Arthur J. Higgins	—	Annual Incentive	800,000	—	—	—	—	—
	2/6/2018	RSUs (time vested)	—	—	—	—	187,200	1,280,448
	2/6/2018	Performance Unit Awards	—	93,600	187,200	374,400	—	1,879,488
Daniel A. Peisert	—	Annual Incentive	95,605	—	—	—	—	—
	2/6/2018	RSUs (time vested)	—	—	—	—	20,100	137,484
	2/6/2018	Performance Unit Awards	—	10,050	20,100	40,200	—	201,804
	9/24/2018	RSUs (time vested)	—	—	—	—	5,442	33,958
	12/1/2018	RSUs (time vested)	—	—	—	—	25,076	125,000
Phillip B. Donenberg(4)	—	Annual Incentive	97,812	—	—	—	—	—
	7/16/2018	RSUs (time vested)	—	—	—	—	87,163	712,122
	7/16/2018	Performance Unit Awards	—	43,582	87,163	174,326	—	1,131,376
August J. Moretti(5)	—	—	—	—	—	—	—	—
Stanley Bukofzer	—	Annual Incentive	187,506	—	—	—	—	—
	4/2/2018	RSUs (time vested)	—	—	—	—	91,324	601,825
	4/2/2018	Performance Unit Awards	—	45,662	91,324	182,648	—	954,948
Matthew M. Gosling(6)	—	—	—	—	—	—	—	—
Santosh J. Vetticaden, M.D.(7)	—	Annual Incentive	237,504	—	—	—	—	—
	02/06/2018	RSUs (time vested)	—	—	—	—	36,800	251,712
	02/06/2018	Performance Unit Awards	—	18,400	36,800	73,600	—	369,472

(1)
This column sets forth the target bonus amount for each named executive officer for the year ended December 31, 2018 under the Company's Annual Bonus Plan based on achievement of 100% target amount. There are no thresholds or maximum bonus amounts for each individual officer established under the Company's Annual Bonus Plan. Actual amounts paid in March 2019 are based on the Compensation Committee's review of corporate performance and individual achievements under the Company's Annual Bonus Plan for fiscal year 2018 and have been reported above in the "Summary Compensation Table."

(2)
As more fully described under "Securities Authorized for Issuance Under Equity Compensation Plans," below, the stock awards granted to Mr. Donenberg and Dr. Bukofzer during 2018 were granted as inducement awards in accordance with NASDAQ Listing Rule 5635(c)(4). All other stock awards granted to the named executive officers during 2018 were made pursuant to the Amended and Restated 2014 Equity Incentive Plan.

(3)
The amounts shown represent the grant date fair value of the relevant award determined in accordance with FASB ASC Topic 718. For awards subject to performance-based conditions, the grant date fair values set forth above are calculated based on target achievement. For a discussion of the assumptions made in the valuations reflected in this column, see Note 13 to the Company's Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2018.

(4)
Mr. Donenberg served as our Senior Vice President and Chief Financial Officer from July 16, 2018 through his retirement from the Company effective as of November 30, 2018. In connection with Mr. Donenberg's retirement from the Company, he forfeited all of his equity granted to him under the Company's equity compensation plans.

(5)
Mr. Moretti served as our Senior Vice President and Chief Financial Officer until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(6)
Mr. Gosling served as our Senior Vice President and General Counsel until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(7)
Dr. Vetticaden served as our Senior Vice President and Chief Medical Officer from October 2017 through April 30, 2018. In connection with Dr. Vetticaden's resignation, he forfeited all of his equity granted to him under the Company's equity compensation plans.

DESCRIPTION OF PLAN-BASED AWARDS

        A description of each of the annual bonus awards and stock based awards granted to the named executive officers in 2018 is included in the Compensation Discussion and Analysis set forth above. For a detailed description of awards granted to Messrs. Moretti and Gosling, see "Transition and Consulting Arrangements with Matthew M. Gosling and August J. Moretti," below.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2018.

							Stock Awards
									Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
			Option Awards
							Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(2)
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date
Arthur J. Higgins	Stock Option(3)	3/31/2017	138,200	177,683	12.55	3/31/2027	—	—	—	—
	RSU(4)	3/31/2017	—	—	—	—	69,720	251,689	—	—
	RSU(5)	12/14/2017	—	—	—	—	73,529	265,440	—	—
	RSU(6)	2/6/2018	—	—	—	—	187,200	675,792	—	—
	Performance Unit	2/6/2018	—	—	—	—	—	—	187,200	675,792
	Award(7)
Daniel A. Peisert	Stock Option(8)	11/8/2017	29,896	65,771	5.70	11/8/2027	—	—	—	—
	RSU(9)	11/8/2017	—	—	—	—	34,868	125,873	—	—
	RSU(6)	2/6/2018	—	—	—	—	20,100	72,561	—	—
	RSU(10)	9/24/2018	—	—	—	—	5,442	19,646	—	—
	RSU(11)	12/1/2018	—	—	—	—	25,076	90,524	—	—
	Performance Unit	2/6/2018	—	—	—	—	—	—	20,100	72,561
	Award(7)
Philip B. Donenberg(12)	—	—	—	—	—	—	—	—	—	—
August J. Moretti(13)	Stock Option(14)	1/3/2012	192,500	—	5.35	1/3/2022	—	—	—	—
	Stock Option(15)	2/7/2013	53,500	—	6.77	2/7/2023	—	—	—	—
	Stock Option(15)	2/18/2014	58,203	—	12.69	2/18/2024	—	—	—	—
	RSU(16)	2/11/2016	—	—	—	—	9,375	33,844	—	—
	RSU(17)	2/8/2017	—	—	—	—	11,500	41,515	—	—
	RSU(18)	3/31/2017	—	—	—	—	20,000	72,200	—	—
Stanley Bukofzer	RSU(19)	4/2/2018	—	—	—	—	91,324	329,680	—	—
	Performance Unit	4/2/2018	—	—	—	—	—	—	91,324	329,680
	Award(7)
Matthew M. Gosling(20)	Stock Option(15)	1/14/2011	37,500	—	7.12	1/14/2021	—	—	—	—
	Stock Option(15)	5/26/2011	25,000	—	8.55	5/26/2021	—	—	—	—
	Stock Option(15)	9/1/2011	45,000	—	6.08	9/1/2021	—	—	—	—
	Stock Option(15)	1/12/2012	45,000	—	6.11	1/12/2022	—	—	—	—
	Stock Option(15)	2/7/2013	57,000	—	6.77	2/7/2023	—	—	—	—
	Stock Option(15)	2/18/2014	85,000	—	12.69	2/18/2024	—	—	—	—
	RSU(16)	2/11/2016	—	—	—	—	10,000	36,100	—	—
	RSU(17)	2/8/2017	—	—	—	—	18,500	66,785	—	—
	RSU(18)	3/31/2017	—	—	—	—	30,000	108,300	—	—
Santosh J. Vetticaden, M.D.(21)	—	—	—	—	—	—	—	—	—	—

(1)
A detailed description of the terms of these awards is set forth in the "Compensation Discussion and Analysis," above.

(2)
The values shown are based on $3.61 per share, which was the closing price of our common stock on December 31, 2018.

(3)
This stock option vests over four years, with the first 12.5% vesting six months from the grant date, and the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.

(4)
25% of this RSU award vests on each of December 1, 2017, 2018, 2019 and 2020, assuming continued employment through the applicable vesting date.

(5)
This RSU award will vest in full on December 5, 2020, assuming continued employment through the applicable vesting date.

(6)
One third of this RSU award vests on each of February 6, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(7)
The number and value of performance unit awards shown represents the target number and value of shares that could become fixed based on target performance criteria being met for the relevant measurement period. As of December 31, 2018, no measurement date had occurred with regard to these performance unit awards.

(8)
This stock option vests over four years, with the first 25% exercisable on September 18, 2018 and the balance to become exercisable in 36 equal monthly installments thereafter, vesting in full on September 18, 2021.

(9)
25% of this RSU award vests on each of September 18, 2018, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(10)
One third of this RSU award vests on each of August 15, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(11)
One third of this RSU award vests on each of December 1, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(12)
Mr. Donenberg retired effective November 30, 2018. In connection with Mr. Donenberg's resignation, he forfeited all of his equity granted to him under the Company's equity compensation plans.

(13)
Mr. Moretti served as our Senior Vice President and Chief Financial Officer until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(14)
This stock option vested over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date. As of December 31, 2018, these options were vested in full.

(15)
This stock option vested on a monthly basis in equal increments during the 48-month period from the grant date. As of December 31, 2018, these options were vested in full.

(16)
25% of this RSU award vests on each of December 1, 2016, 2017, 2018 and 2019, provided the executive officer continues to provide services to the Company.

(17)
25% of this RSU award vests on each of December 1, 2017, 2018, 2019 and 2020, provided the executive officer continues to provide services to the Company.

(18)
One half of this RSU award vests on each of March 31, 2018 and March 31, 2019, provided the executive officer continues to provide services to the Company.

(19)
This RSU award vests 27.78% on April 2, 2019, 27.78% on April 2, 2020 and 44.44% on April 2, 2021, assuming continued employment through the applicable vesting date.

(20)
Mr. Gosling served as our Senior Vice President and General Counsel until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(21)
Dr. Vetticaden served as our Senior Vice President and Chief Medical Officer from October 2017 through April 30, 2018. In connection with Dr. Vetticaden's resignation, he forfeited all of his equity granted to him under the Company's equity compensation plans.

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth certain information regarding option exercises and the vesting of restricted stock units held by our named executive officers during the fiscal year ended December 31, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($)(1)
Arthur J. Higgins	—	—	34,861	173,956
Daniel A. Peisert	—	—	11,623	68,459
Phillip B. Donenberg(2)	—	—	—	—
August J. Moretti(3)	—	—	40,625	234,616
Stanley Bukofzer	—	—	—	—
Matthew M. Gosling(4)	—	—	58,000	337,280
Santosh J. Vetticaden, M.D.(5)	—	—	—	—

(1)
The value shown is the number of restricted stock units times the market price of the Company's common stock on the vesting date.

(2)
Mr. Donenberg served as our Senior Vice President and Chief Financial Officer from July 16, 2018 through his retirement from the Company effective as of November 30, 2018. In connection with Mr. Donenberg's retirement from the Company, he forfeited all of his equity granted to him under the Company's equity compensation plans.

(3)
Mr. Moretti served as our Senior Vice President and Chief Financial Officer until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(4)
Mr. Gosling served as our Senior Vice President and General Counsel until June 30, 2018 and continued to serve as a consultant to the Company throughout the balance of 2018.

(5)
Dr. Vetticaden served as our Senior Vice President and Chief Medical Officer from October 2017 through April 2018. In connection with Dr. Vetticaden's resignation, he forfeited all of his equity granted to him under the Company's equity compensation plans.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The Company has entered into Management Continuity Agreements with each of its executive officers. The Management Continuity Agreements provide, among other things, that in the event an executive officer is subject to an involuntary termination within 90 days prior to or 24 months following a change of control, the executive officer is entitled to receive: (i) 100% acceleration of such officer's unvested Company equity awards; (ii) a lump sum severance payment equal to two times (if the officer is the chief executive officer) or one times (if the officer is not the chief executive officer) the base salary which the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to one times (if the officer is not the chief executive officer) such officer's annual bonus target for the Company's fiscal year in which the termination occurs; (iv) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the 24 month period (if the officer is the chief executive officer) or 12 month period (if the officer is not the chief executive officer) following the involuntary termination or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

        In addition, the Management Continuity Agreements provide, among other things, that in the event the executive officer is subject to an involuntary termination (other than in connection with a change of control as described above), the executive officer will receive: (i) acceleration of 12 months' of such officer's unvested Company equity awards if the officer is the chief executive officer; and (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is a senior vice president), equal to the base salary which the officer was receiving immediately prior to the involuntary termination; (iii) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the involuntary termination through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

        The executive officer is not entitled to receive a "gross up" payment to account for any excise tax that might be payable pursuant to Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer's release of any claims against the Company.

        The following tables set forth potential payments to the Company's named executive officers employed as of December 31, 2018 under the Management Continuity Agreement. In addition, separation arrangements with the named executive officers who were no longer serving as executive officers as of December 31, 2018 are summarized separately below.

Potential Payments—Involuntary Termination Following a Change of Control

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2018 under the Management Continuity Agreement that would have been made had an involuntary termination occurred within 90 days prior to or 24 months following a change of control as of December 31, 2018.

Name	Severance Payments ($)		Bonus Payments ($)		Health Insurance and Other Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
Arthur J. Higgins	1,600,000	(2)	1,600,000	(3)	15,000	(4)	1,868,713
Daniel A. Peisert	390,000	(5)	195,000	(6)	41,216	(7)	381,165
Stanley Bukofzer	500,016	(5)	250,008	(6)	15,086	(7)	659,359

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2018.

(2)
The amount reported equals two times such officer's base salary.

(3)
The amount reported equals two times such officer's annual bonus target for the Company's fiscal year in which the termination occurs.

(4)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 24 months and up to three months of outplacement services.

(5)
The amount reported equals such officer's annual base salary.

(6)
The amount reported equals such officer's annual bonus target for the Company's fiscal year in which the termination occurs.

(7)
The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months and up to three months of outplacement services.

Potential Payments—Involuntary Termination

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2018 under the Management Continuity Agreement that would have been made if an involuntary termination (other than in connection with a change of control) occurred as of December 31, 2018.

Name	Severance Payments ($)		Health Insurance and Other Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
Arthur J. Higgins	1,200,000	(2)	15,000	(3)	263,256
Daniel A. Peisert	390,000	(4)	41,216	(5)	—
Stanley Bukofzer	500,016	(4)	15,086	(5)	—

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2018.

(2)
The amount reported represents total severance payments over 18 months.

(3)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months and up to three months of outplacement services.

(4)
The amount reported represents total severance payments over 12 months.

(5)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months and up to three months of outplacement services.

Transition and Consulting Arrangements with Matthew M. Gosling and August J. Moretti

        On December 8, 2017, the Company entered into a Transition and Consulting Agreement (the Transition Agreements), with each of Matthew M. Gosling and August J. Moretti (the Officers) in connection with Company's planned relocation from the San Francisco Bay Area.

        Pursuant to the Transition Agreements, Mr. Gosling, the Company's former Senior Vice President and General Counsel, and Mr. Moretti, the Company's former Chief Financial Officer and Senior Vice

President, continued their employment with the Company through June 30, 2018 (the Separation Date). The Transition Agreement with each of Mr. Gosling and Mr. Moretti provides that each former officer will provide post-termination services as a consultant through the first anniversary of the Separation Date (or up to 60 days thereafter), unless terminated sooner under certain circumstances (the Consulting Period). During the Consulting Period, each of Mr. Gosling and Mr. Moretti will provide transition and integration services in consideration for a monthly fee of $10,000 for each of the first six months of the Consulting Period, which shall be reduced to $5,000 for each remaining month of the Consulting Period through the termination or expiration of the arrangement.

        Subject to each of Mr. Gosling's and Mr. Moretti's respective (i) continued service through the Separation Date; (ii) compliance with the Consulting Agreement; and (iii) execution and non-revocation of the Supplemental Release, each is entitled to the following: a pro-rated bonus for 2018 equal to fifty percent of his respective target bonus for 2018; a performance bonus of $200,000, subject to the achievement of predetermined performance goals; a severance payment equal to 12 months' of his respective base salary in effect as of the Separation Date; up to 12 months of health insurance benefits pursuant to the terms of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA); certain outplacement services; continued vesting of outstanding equity awards through the Consulting Period; and full vesting of outstanding restricted stock units (if any) on the last day of the Consulting Period. In the event of a change in control of the Company, the foregoing payments and vesting would be accelerated. In addition, on the effective date of the Transition Agreements, each Officer forfeited all unexercised stock options he held that were granted after January 1, 2015 (with exercise prices ranging from $16.07 per share to $17.61 per share).

Other Named Executive Officers

        Mr. Donenberg did not receive any compensation in connection with his retirement from the Company as of November 30, 2018. In connection with Mr. Donenberg's retirement from the Company, he forfeited all of his equity granted to him under the Company's equity compensation plans.

        Dr. Vetticaden served as our Senior Vice President and Chief Medical Officer through April 30, 2018. In connection with his departure and subject to the terms and conditions of the standard form of release attached to the Management Continuity Agreement between Dr. Vetticaden and the Company, Dr. Vetticaden was entitled to receive (i) $475,008 in salary continuation payments, payable in equal installments in accordance with the Company's ordinary payroll practices; (ii) the full cost of the health insurance benefits provided to Dr. Vetticaden, his spouse and dependents, as applicable, pursuant to the terms of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA) or other applicable law through the earlier of (a) the end of the 12 month period following the date of the Waiver and Release Agreement or (b) the date on which Dr. Vetticaden is no longer eligible for such COBRA or other benefits under applicable law; and (iii) up to three months of outplacement services not to exceed $5,000 per month.

DIRECTOR COMPENSATION

        The Board has adopted a Non-Employee Director Compensation and Grant Policy (the Director Compensation Policy). The Board believes that the Director Compensation Policy, approved in May 2018, enables us to attract and retain high quality directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further align their interests with those of our stockholders. Our non-employee director compensation program includes cash compensation and equity grants in the form of RSUs as described below. We use the same peer group for director compensation comparisons as for executive compensation comparisons, have a comparable compensation strategy and review our program annually with the assistance of our compensation consultant.

Cash Compensation

        In 2018, non-employee directors received an annual cash retainer of $55,000 under our Director Compensation Policy. Our non-employee chairman of the Board received an additional $40,000 annual retainer. Additional annual cash retainers in the amount set forth below were paid to the chairs of each Board committee and to each non-employee director serving as a committee member in 2018:

Committee Name	Committee Chair Retainer	Non-Chair Committee Member Retainer
Audit	$25,000	$12,500
Compensation	$20,000	$10,000
Nominating and Corporate Governance	$15,000	$6,000
Opioid Matter Oversight	$15,000	$6,000

Restricted Stock Units

        In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director received, on the date of the 2018 Annual Meeting of Stockholders an award of restricted stock units having a value of $190,000 based on the Fair Market Value (as defined in the 2014 Plan) of the Company's common stock as of the date of grant that vest on the first anniversary of date on which such award of restricted stock units were made.

Director Compensation

        The following table summarizes non-employee director compensation during fiscal year 2018. Mr. Higgins did not receive equity or cash compensation for his service on the Board. All cash and equity compensation paid to, or earned by, Mr. Higgins in fiscal year 2018 in his capacity as the Company's President and Chief Executive Officer is reflected in the executive compensation tables set forth above.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Karen A. Dawes	$73,500	$190,000	$263,500
James P. Fogarty	$98,000	$190,000	$288,000
Louis J. Lavigne, Jr.(1)	$87,500	$190,000	$277,500
William T. McKee	$86,000	$190,000	$276,000
Peter D. Staple	$85,000	$190,000	$275,000
James L. Tyree	$83,000	$190,000	$273,000

(1)
Mr. Lavigne is retiring from the Board at the end of his current term and, therefore, will not stand for re-election at the Annual Meeting.

(2)
Consists of the amounts described above under "Cash Compensation" for 2018 including annual cash retainers, committee chair retainers and committee member retainers.

(3)
Amounts shown represent the grant date fair value of restricted stock unit awards granted in fiscal year 2018 as described above and as calculated in accordance with FASB ASC Topic 718. For more information, including a discussion of valuation assumptions, see Note 13 to the Company's Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2018.

  The following table sets forth the aggregate number of outstanding options and restricted stock units held by each non-employee director as of December 31, 2018.

Name	Options	Restricted Stock Units
Karen A. Dawes	115,378	31,250
James P. Fogarty	18,485	31,250
Louis J. Lavigne, Jr	65,378	31,250
William T. McKee	29,268	31,250
Peter D. Staple	115,378	31,250
James L. Tyree	18,485	31,250

CEO PAY RATIO

        In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010, we determined the ratio of the annual total compensation of Mr. Higgins relative to the annual total compensation of our median employee.

        For purposes of reporting annual total compensation and the ratio of annual total compensation of the CEO to the median employee, both the CEO and median employee's annual total compensation were calculated consistent with the disclosure requirement of executive compensation under the Summary Compensation Table. As a result of our newly established mission to advance patient care in the core service areas of neurology, orphan and specialty medicines and the relocation of our corporate headquarters from California to Illinois, we experienced a significant change to our employee population (434 employees at end of fiscal 2017 to 121 employees at the end of fiscal 2018) during the course of fiscal 2018. This transformation of our population resulted in the identification of a new median employee.

        To determine the annual total compensation of our median employee, we examined the 2018 annualized base salaries (or hourly rate multiplied by expected annual work schedule for hourly employees), plus actual incentive bonus earned for 2018 (paid in 2019) and the accounting value of equity awards for all individuals, excluding our Chief Executive Officer, who were employed by us as of December 31, 2018. In accordance with Item 402(u) and instructions thereto, we included all full-time and part-time employees.

        After applying the methodology described above, our median employee compensation using the Summary Compensation Table requirements was $177,658. As a result of Our CEO's total compensation, using the Summary Compensation Table requirements, was $4,784,027. Therefore, our CEO to median employee pay ratio is approximately 27:1.

        The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth certain information regarding securities authorized for issuance under the Company's equity incentive plans as of December 31, 2018. The Company's equity incentive plans as of December 31, 2018 include the Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan), the 2004 Employee Stock Purchase Plan (the ESPP) and the Second Amended and Restated 2004 Equity Incentive Plan (2004 Plan). During 2018, the Company also issued inducement awards to certain employees in connection with their entry into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4).

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	4,526,860	(1)	$10.53	(3)	6,948,828	(4)
Equity compensation plans not approved by security holders	701,133	(2)	—		—	(5)

	5,227,993		$10.53	(3)	6,948,828

(1)
Number of securities includes (a) 2,630,881 options with a weighted-average remaining life of 4.15 years, (b) 1,328,979 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid, (c) 567,000 shares of common stock to be issued following the vesting of performance unit awards for which no exercise price will be paid (assuming maximum performance for such performance unit awards, while actual performance may result in fewer shares being issued with regard to such awards) and (d) 0 shares of common stock issued under the current ESPP performance period.

(2)
Number of securities include the following inducement awards: (i) 518,485 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid, (c) 182,648 shares of common stock to be issued following the vesting of performance unit awards for which no exercise price will be paid.

(3)
The calculation of weighted average exercise price includes only outstanding stock options.

(4)
Number of securities includes (i) 6,646,279 shares available for issuance under the 2014 Plan and (ii) 302,549 shares available for issuance under the ESPP. There are no shares available for issuance pursuant to new awards under the 2004 Plan.

(5)
There were no inducement shares to be issued as of December 31, 2018.

        The RSUs and performance unit awards granted as inducement awards were granted to the recipients thereof as an inducement material to each respective recipient's entry into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). These inducement awards are subject to such employee's continued service relationship with the Company, the terms and conditions of the 2014 Plan and the award agreements pursuant to which they were granted. The RSUs vest on an annual basis over three years beginning on the anniversary of each individual's applicable employment commencement date. The PSUs vest in equal installments over three years, measured over the first 12, 24 and 36 months of the performance period, based on the relative total shareholder return of the Company's common stock against the Russell 3000 Pharmaceuticals Total Return Index over the period. The number of PSUs earned may range from 0% to 200% of the target amount. As stated above, there are no inducement grants to be issued as of December 31, 2018.

 AUDIT RELATED MATTERS

Audit Committee Report

        Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2018 with the Company's management and the independent registered public accounting firm;

  •
  discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board;

  •
  received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the auditors their independence; and

  •
  based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC; and instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE William T. McKee, Chair Karen A. Dawes Louis J. Lavigne, Jr. Peter D. Staple

Fees Paid to Independent Registered Public Accounting Firm

        Set forth below are the aggregate fees for audit and other services provided by Ernst & Young LLP (E&Y) for the years ended December 31, 2018 and 2017. The Audit Committee takes each of these fees and services into consideration when evaluating the independence of E&Y.

        Audit Fees.    Aggregate fees for audit services provided by E&Y totaled approximately $2,124,794 for 2018, including fees associated with the annual audit of the Company's consolidated financial statements, effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports. Aggregate fees for audit services provided by E&Y in 2017 were $2,114,894.

        Tax Fees.    Tax fees for tax services provided by E&Y were $20,000 and $10,000 for 2018 and 2017, respectively.

        All Other Fees.    There were no other services provided by E&Y for 2018 and 2017 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit and tax fees described above under "Fees Paid to Independent Registered Public Accounting Firm."

        The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OVERVIEW OF PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS

        At the Annual Meeting, stockholders will vote on the election of eight directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has unanimously nominated James P. Fogarty, Karen A. Dawes, James J. Galeota, Jr., Arthur J. Higgins, Heather L. Mason, William T. McKee, Peter D. Staple and James L. Tyree for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve or for good reason will not serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board (to the extent permitted by the SEC rules) or the Board may choose to decrease the size of the Board. The proxies being solicited will be voted for no more than eight nominees at the Annual Meeting. The directors will be elected by a vote of the holders of shares having a majority of the voting power of the shares represented and voting at the Annual Meeting assuming a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). Stockholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

        The Company's Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan) provides for the issuance of long-term incentive compensation, including equity-based awards, to our eligible employees, consultants and non-employee directors. As of March 1, 2019, 2,638,719 shares remained available for issuance under the 2014 Plan.

        We are seeking stockholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by 3,650,000 shares. This increase of 3,650,000 shares represents approximately 5.7% of the Company's outstanding shares of common stock as of March 1, 2019. In addition, we are also revising the fungible share ratio in the 2014 Plan to provide that shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units will count against the aggregate share reserve authorized under the 2014 Plan as 1.44 shares for every one share granted pursuant to such awards.

        The following table sets forth certain information about the 2014 Plan and 2004 Plan:

Number of new shares being authorized	3,650,000
Number of shares available for future awards at March 1, 2019	2,638,719
Number of shares relating to outstanding stock options at March 1, 2019	2,548,688
Number of shares outstanding at March 1, 2019 relating to awards of unvested restricted stock units	3,659,982
Number of shares outstanding at March 1, 2019 relating to unearned awards of performance stock units	1,018,090
Maximum option term	10 years
Minimum option exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding options as of March 1, 2019	4.54 years
Weighted average exercise price of outstanding options as of March 1, 2019	$10.53
Total number of shares available for future awards if this proposal is approved	6,288,719

        The foregoing table does not reflect the 409,049 shares available for issuance under the ESPP as of March 1, 2019. The potential dilution from the 3,650,000 share increase requested to be approved by shareholders is approximately 5.7% as of March 1, 2019, assuming all 3,650,000 shares are issued in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within normal competitive ranges.

        In addition to overall dilution, the Compensation Committee considered annual dilution from the Company's equity incentive plans in approving the share increase under the 2014 Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company's dilution under the 2014 Plan for fiscal 2018 was 0.77%.

        The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Company's equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. The Company has calculated the burn rate under its equity Incentive Plans for the past three years, as set forth in the following table:

	Options Granted	RSU Shares Granted	PSU Shares Granted	Total Granted = Options+ RSUs + PSUs Granted	Total Granted = Options+ RSU + PSUs Earned	Weighted Average Number of Common Shares Outstanding	Burn Rate (incl. PSUs at Grant)	Burn Rate (incl. Earned PSUs)
Fiscal 2018	75,304	1,897,661	523,187	2,496,152	1,972,965	63,794,000	3.91%	3.09%
Fiscal 2017	2,859,983	1,428,180	—	4,288,163	4,288,163	62,702,000	6.84%	6.84%
Fiscal 2016	2,139,939	520,325	—	2,660,264	2,660,264	61,297,000	4.34%	4.34%

        The three-year average burn rate is 5.03% when PSUs at grant are included and 4.76% when only earned PSUs are used.

        An additional metric that the Company uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of Company common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, the Company's overhang would increase from approximately 13.3% to approximately 17.4% as of March 1, 2019, and would decline as awards are exercised and/or become vested.

        When considering the number of additional shares to add to the 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 3,650,000 shares to be added to the 2014 Plan is expected to satisfy the Company's equity compensation needs for two years of similar levels of awards. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing stockholder dilution.

Promotion of Good Corporate Governance Practices

        We have designed the 2014 Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and stockholders' interests. These provisions include, but are not limited to, the following:

  •
  No Discounted Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than fair market value of the underlying shares on the grant date.

  •
  No Repricing without Stockholder Approval. At any time when the exercise price of a stock option or SAR is above the market value of the Company's common stock, the Company cannot, without stockholder approval, "reprice" those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

  •
  One-year minimum vesting provision such that awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, other than in the case of the participant's death or disability or in the event of a change in control. In addition, up to 5% of the aggregate number of Common Stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions.

  •
  No Liberal Share Recycling. Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by us in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

  •
  No "single-trigger" equity vesting upon a "change in control," except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

  •
  No Dividends on Unvested Awards, Including on Unearned Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards, including on unearned performance awards.

  •
  Fungible Share Design. Shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.44 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

  •
  No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

  •
  No Evergreen Provision. There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

  •
  Clawback. Any award under the 2014 Plan may be subject to recovery or clawback by the Company under the Company's clawback policy adopted November 6, 2018.

        The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Appendix A.

Description of the 2014 Plan

        Purpose.    The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of the Company and its subsidiaries.

        Administration.    The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. Subject to the limitations of the 2014 Plan, the Compensation Committee has the power to (x) provide for the extension of the exercisability of an award or, (y) in the event of death, disability, retirement or a change in control, accelerate the vesting or exercisability of an award or otherwise amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient or (ii) consented to by the award recipient.

        The Compensation Committee supervises the 2014 Plan's administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes,

including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.

        The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to stockholder approval as required by the exchange upon which the Company's common stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of the Company's stockholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after the date that is the 10 year anniversary of the effective date of the plan.

        Subject to the minimum vesting provisions described in this paragraph, the vesting of awards granted under the 2014 Plan will occur when and in such installments and/or pursuant to the achievement of such performance criteria, in each case, as the Board or Compensation Committee, in its sole and absolute discretion, will determine. Awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that: the Board and/or the Committee may provide that awards become exercisable, vest or settle prior to such date in the event of the participant's death or disability or in the event of a change in control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions, as the Board and/or the Compensation Committee determines appropriate.

        Eligibility and Types of Awards.    All of the Company's employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 1, 2019, approximately 125 individuals were eligible to participate in the 2014 Plan, including our executive officers and non-employee directors. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of the Company or its subsidiaries may receive grants of incentive stock options.

        Available Shares.    Taking into account the proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards may be granted, subject to adjustment for changes in our capitalization, may not exceed 15,780,000 shares, all of which shall be available for incentive stock options and which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.44 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of commons stock. No further awards have been or will be granted under the Company's 2004 Equity Incentive Plan since the date of the original stockholder approval of the 2014 Plan.

        Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan.

        Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.

        Individual Limits.    No employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of common stock.

        In addition to the above, the aggregate dollar value of shares of common stock subject to equity-based awards granted under the 2014 Plan during any calendar year to any one non-employee director may not exceed $600,000.

        Adjustment.    In the event of certain corporate transactions or changes in the Company's capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in the Company's capitalization.

        Awards under the 2014 Plan.    The following types of awards may be granted under the 2014 Plan:

        Stock Options.    A stock option is a right to purchase the Company's common stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Company's common stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Code), which have certain tax advantages for recipients, or non-qualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders.

        Stock Appreciation Rights.    The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Company's common stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Company's common stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee.

        The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders. Plan participants will not pay any consideration for the common stock they receive, and thus the Company will receive no remuneration for the shares.

        Restricted Stock.    A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.

        Restricted Stock Units.    A restricted stock unit is a notional share of the Company's common stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine.

        The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.

        Performance Awards.    A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Company's common stock or other awards or property, in the discretion of the Compensation Committee.

        With respect to performance awards, the performance goal may be based upon one or more business criteria that apply to the participant or the performance of one or more of the Company's business units or the Company as a whole, or by comparison with a peer group of companies, and must be based on one or more of the criteria set forth under the 2014 Plan, which are: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total stockholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

        Other Stock-Based Awards.    The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.

        Cash Awards.    The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.

        Dividends and Dividend Equivalents.    Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.

        Termination of Employment.    The treatment of an award under the 2014 Plan upon a termination of employment or service to the Company will be specified in the agreement controlling such award.

        Change in Control.    In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.

        In the absence of an affirmative determination by the Compensation Committee, each outstanding award, including each performance award, will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the Successor Corporation) unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non-employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

        Assignment of Interests Prohibited.    Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.

        Restrictions.    No payment or delivery of shares of common stock may be made unless the Company is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.

        Clawback.    Any award under the 2014 Plan will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company. A copy of the Company's current Executive Compensation Clawback Policy is posted on the Company's website at www.assertiotx.com.

        Tax Withholding.    The Company has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Company's common stock previously owned by the holder of the award.

        Unfunded Plan.    The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. The Company is not required to segregate any assets for purposes of the 2014 Plan, and none of the Company, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. The Company's obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company's property. None of the Company, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

        If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

        Nonqualified Stock Options.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

        Stock Appreciation Rights.    An individual will not recognize any income upon receipt of a SAR, and the Company will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Company's common stock on the date of exercise.

        Restricted Stock.    Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. The Company will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to the Company (e.g., upon the participant's termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.

        Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.

        Restricted Stock Units.    Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and the Company will receive a corresponding deduction.

        Certain Other Tax Issues.    In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their awards.

        On December 22, 2017, the Tax Cuts and Jobs Act repealed the "qualified performance-based compensation" exclusion under Code Section 162(m) effective for taxable years beginning after December 31, 2017, unless transition relief is available for written binding contracts that were in effect (and not subsequently modified) in place as of November 2, 2017. As such, compensation provided in the form of awards under the 2014 Plan to "covered employees" within the meaning of Section 162(m) as modified will generally not be deductible by the Company to the extent it exceeds $1,000,000 in any taxable year.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant's income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.

New Plan Benefits

        The terms and number of options or other awards to be granted in the future under the 2014 Plan will be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our executive officers or other eligible employees or non-employee directors cannot be determined at this time. Information about awards granted in fiscal year 2018 under the 2014 Plan to the Company's named executive officers can be found in the table under the heading "Grants of Plan-Based Awards," above. Information about awards granted in fiscal year 2018 under the 2014 Plan to the Company's non-executive directors can be found in the table under the heading "Director Compensation," above.

        As of March 1, 2019, the closing price on the Nasdaq Global Market of the common stock of the Company was $4.32 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2014 PLAN.

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and Section 14A of the Exchange Act require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (known as the "say-on-pay vote"). At the 2017 Annual Meeting, our stockholders indicated their preference that the Company solicit a non-binding, advisory approval of the compensation of our named executive officers annually. The Board has adopted a policy that is consistent with that preference.

        The Board realizes that executive compensation is an important matter for our stockholders. Our executive compensation program is described in detail in the Compensation Discussion and Analysis (CD&A) section of this Proxy Statement. Our program is designed to align the interests of executives and stockholders by providing a competitive balance of cash and equity compensation, benefits and development in order to attract and retain needed talent and create a collaborative, high-performing work environment that contributes to the Company's overall success.

        Before you vote, we urge you to read the CD&A section of this Proxy Statement for details regarding the Company's executive compensation program, including our executive compensation philosophy, components of executive compensation, corporate and individual performance assessments, and compensation decisions for the named executive officers for the 2018 fiscal year. The Board believes the information provided in the CD&A section demonstrates that the Company's executive compensation program is designed appropriately and ensures management's interests are aligned with our stockholders' interests to support the creation of stockholder value.

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers. The Company expects to hold the next say-on-pay vote at its 2020 Annual Meeting of Stockholders.

        We ask our stockholders to vote on the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE NAMED EXECUTIVE OFFICER
COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP (E&Y), independent registered public accounting firm, to audit the Company's financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2019. The Audit Committee recommends that the stockholders vote for the ratification of such appointment. A representative of E&Y is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. In addition, the Audit Committee considers the independence of the independent auditor and participates in the selection of the independent auditor's lead engagement partner. E&Y has been the Company's independent registered public accounting firm since 1997. The Audit Committee considered a number of factors in determining whether to re-engage E&Y as the Company's independent registered public accounting firm, including the length of time the firm has served in this role, the firm's professional qualifications and resources, the firm's past performance, and the firm's capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors. In accordance with standing policy and independence rules, E&Y periodically changes the personnel who work on the audit. The Audit Committee believes that the continued retention of E&Y as the Company's independent auditor is in the best interests of the Company and its stockholders.

        Selection of the Company's independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain E&Y, and may retain that firm or another without re-submitting the matter to the Company's stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2019.

 OTHER MATTERS

        At the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

Stockholders Sharing the Same Address

        In accordance with notices previously sent to stockholders who hold their shares through a bank, broker or other holder of record (a street-name stockholder) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as "householding," is intended to conserve resources and reduce the Company's printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report on Form 10-K may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (224) 419-7106 or by mail at the address listed under "Form 10-K" below. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.

Form 10-K

        The Company will mail without charge to any stockholder upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2018, including the financial statements, schedules and a list of exhibits. Requests should be sent to Assertio Therapeutics, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, Attn: Investor Relations.

Stockholder Proposals

        Rule 14a-8 Stockholder Proposals.    Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2020 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, on or before December 10, 2019. Such proposals must comply with all other requirements of SEC Rule 14a-8.

        Advance Notice Provisions:    The Company's Bylaws, as amended, currently provide that advance notice of a stockholder's proposal (including a director nomination) must be delivered to the Secretary of the Company at the Company's principal executive offices not earlier than one hundred and fifty (150) days (December 9, 2019), and not later than one hundred and twenty (120) days (January 8, 2020), prior to the first anniversary of the preceding year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year's annual meeting, this advance notice must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Each stockholder's notice must comply with the requirements of the Company's Bylaws. A copy of the full text of the provisions of the Company's Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Company's Investor Relations Department upon written request.

        In addition, if the Company is not notified by the advance notice deadline set forth above (or, if such deadline does not apply, February 21, 2020) of a proposal to be brought before the 2020 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ K. AMAR MURUGAN K. Amar Murugan Secretary

Lake Forest, Illinois
April 8, 2019

Appendix A

ASSERTIO THERAPEUTICS, INC.
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN

        1.    Plan.    Assertio Therapeutics, Inc., a Delaware corporation (the "Company"), originally established the 2014 Omnibus Incentive Plan (the "Original Plan"), effective as of February 19, 2014 (the "Effective Date"). The Original Plan was most recently amended and restated in its entirety effective August 15, 2018 in connection with the Company's name change and reincorporation. The Original Plan, as amended and restated through August 15, 2018, is hereby further amended and restated in its entirety (as amended and restated, the "Plan"). This Plan shall continue in effect for a term of 10 years after the Effective Date unless sooner terminated by action of the Board of Directors of the Company.

        2.    Objectives.    This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

        3.    Definitions.    As used herein, the terms set forth below shall have the following respective meanings:

          "Affiliate" means an entity controlling, controlled by, or under common control with, the Company.

          "Authorized Officer" means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

          "Award" means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.

          "Award Agreement" means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

          "Board" means the Board of Directors of the Company.

          "Cash Award" means an Award denominated in cash.

          "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

              (i)  the consummation of any merger, consolidation or similar transaction involving the Company ("Merger"), if following such Merger the holders of the Company's outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);

             (ii)  the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets, other than a transfer of the Company's assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;

            (iii)  the liquidation or dissolution of the Company;

            (iv)  the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record); or

             (v)  such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.

          Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control" of the Company or change in the "ownership of a substantial portion of the assets" of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.

          "Common Stock" means the Common Stock, par value $0.0001, of the Company.

          "Company" means Assertio Therapeutics, Inc., a Delaware corporation, or any successor thereto.

          "Consultant" means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.

          "Consultant Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Covered Employee" means any Employee who is or may be a "covered employee," as defined in Code Section 162(m).

          "Director" means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.

          "Director Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.

          "Disability" means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company's long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

          "Dividend Equivalents" means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

          "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.

          "Employee Award" means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Exercise Price" means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

          "Fair Market Value" of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee. This definition of "Fair Market Value" may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.

          "Grant Date" means the date an Award is granted to a Participant pursuant to this Plan.

          "Incentive Stock Option" means an Option that is intended to comply with the requirements set forth in Code Section 422.

          "Marketable Securities" means a class of equity securities actively traded on an established securities exchange.

          "Nonqualified Stock Option" means an Option that is not intended to comply with the requirements set forth in Code Section 422.

          "Option" means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

          "Participant" means an Employee, Consultant or Director to whom an Award has been made under this Plan.

          "Performance Award" means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.

          "Performance Goal" means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Performance Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

          "Performance Unit Award" means an Award in the form of Performance Units.

          "Prior Plan" means the 2004 Equity Incentive Plan of Assertio Therapeutics, Inc.

          "Qualified Performance Awards" has the meaning set forth in Section 8(a)(vii)(B).

          "Restricted Stock" means a share of Common Stock that is restricted or subject to forfeiture provisions.

          "Restricted Stock Award" means an Award that results in the issuance of Restricted Stock on the Grant Date.

          "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

          "Restricted Stock Unit Award" means an Award in the form of Restricted Stock Units.

          "Restriction Period" means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

          "Stock Appreciation Right" or "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

          "Stock Award" means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

          "Stock-Based Award Limitations" has the meaning set forth in Section 5.

          "Subsidiary" means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).

        4.    Eligibility.

          (a)    Employees.    All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.

          (b)    Consultants.    All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.

          (c)    Directors.    All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.

        The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

        5.    Common Stock Available for Awards.    Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 15,780,000 shares of Common Stock (the "Maximum Share Limit"), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.44 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.

        Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.44 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:

            (i)  Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;

           (ii)  Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and

          (iii)  Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.

        The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.

        The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

        Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

          (a)   No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;

          (b)   No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the "Stock-Based Award Limitations"); and

          (c)   No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.

        Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

        6.    Administration.

          (a)    Authority of the Committee.    Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more "Non-Employee Directors" as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the "performance-based compensation" exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more "outside directors" within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan's purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.

          (b)    Indemnity.    No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

          (c)    Prohibition on Repricing of Awards.    Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company's shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.

          (d)    Minimum Vesting Provisions.    Notwithstanding anything herein to the contrary, Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that the Committee (or the Board, as applicable) may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant's death or disability or in the event of a Change in Control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of Common Stock subject to the Maximum Share Limit may be issued pursuant to Awards subject to any, or no, vesting conditions, as the Committee (or the Board) determines appropriate.

        7.    Delegation of Authority.    The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

        8.    Employee Awards.

        (a)   The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the

Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

          (i)    Options.    An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.

          (ii)    Stock Appreciation Rights.    An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.

          (iii)    Stock Awards.    An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.

          (iv)    Restricted Stock Unit Awards.    An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.

          (v)    Performance Unit Awards.    An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee's determination of actual performance against the performance measures and related goals established by the Committee.

          (vi)    Cash Awards.    An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

          (vii)    Performance Awards.    Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

            (A)    Nonqualified Performance Awards.    Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

            (B)    Qualified Performance Awards.    Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales

    (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

    Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.

            (C)    Adjustment of Performance Awards.    Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        9.     Consultant and Director Awards.

          (a)    Consultant Awards.    The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.

          (b)    Director Awards.    The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion. Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock subject to Director Awards granted under this Plan during any calendar year to any one Director shall not exceed that number of shares having a Fair Market Value on the date of grant equal to $600,000.

        10.    Award Payment; Dividends and Dividend Equivalents.

          (a)    General.    Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

          (b)    Dividends and Dividend Equivalents.    Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.

        11.    Option Exercise.    The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a "Cashless Exercise Procedure"), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.

        12.    Taxes.    The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee's sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

        13.    Amendment, Modification, Suspension or Termination.    The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company's stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

        14.    Assignability.    Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.

        15.    Adjustments.

          (a)   The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

          (b)   In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto)) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction.

  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).

          (c)   In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award. In the absence of an affirmative determination by the Committee, each outstanding Award, including each Performance Award, will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective. The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.

          (d)   With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

          (e)   No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

        16.    Restrictions.    No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

        17.    Unfunded Plan.    This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.

        18.    Code Section 409A.

          (a)   Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant's rights to an Award.

          (b)   Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a "substantial risk of forfeiture" within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

          (c)   If the Participant is identified by the Company as a "specified employee" within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a "separation from service" (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant's separation from service, (2) the date of the Participant's death, or (3) such earlier date as complies with the requirements of Code Section 409A.

        19.    Awards to Foreign Nationals and Employees Outside the United States.    The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.

        20.    Governing Law.    This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the

United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state's conflict of laws rules.

        21.    Right to Continued Service or Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.

        22.    Clawback Right.    Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

        23.    Usage.    Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

        24.    Headings.    The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

        25.    Effectiveness.    The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect for a term of 10 years commencing on the Effective Date, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

11990 Assertio Therapeutics Proxy Card REV1-Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2019 Annual Meetiing of Shareholders May 7, 2019 1:00 P.M. local time MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE EIGHT NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” PROPOSALS 2, 3 AND 4, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. COMPANY PROPOSALS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES 1.To elect the eight directors named in the Proxy Statement to hold office until the 2020 Annual Meeting of Shareholders and until their successors are elected and qualified. THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” PROPOSALS 2, 3 AND 4. FOR AGAINST ABSTAIN 2. To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2014 Omnibus Incentive Plan. To approve, on an advisory basis, the compensation of the Company’s named executive officers. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. FOR AGAINST ABSTAIN (1) James P. Fogarty FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. (2) Karen A Dawes FOR AGAINST ABSTAIN (3) James J. Galeota, Jr. FOR AGAINST ABSTAIN 4. FOR AGAINST ABSTAIN (4) Arthur J. Higgins FOR AGAINST ABSTAIN (5) Heather L. Mason FOR AGAINST ABSTAIN CONTROL NUMBER (6) William T. McKee FOR AGAINST ABSTAIN (7) Peter D. Staple FOR AGAINST ABSTAIN (8) James L. Tyree Signature Signature, if held jointly Date , 2019 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X

11990 Assertio Therapeutics Proxy Card REV1-Back Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 7, 2019 The 2019 Proxy Statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2018 are available at https://www.cstproxy.com/assertiotx/2019 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ASSERTIO THERAPEUTICS, INC. The undersigned hereby appoints Arthur J. Higgins and Daniel A. Peisert, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock of Assertio Therapeutics, Inc. held of record by the undersigned at the close of business on March 18, 2019 at the Annual Meeting of Shareholders of Assertio Therapeutics, Inc. to be held on May 7, 2019, at 1:00 p.m. local time at 100 South Saunders Road, Suite 150, Lake Forest, Illinois 60045, and at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE HEREOF. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). (Continued, and to be marked, dated and signed, on the other side)